As filed with the Securities and Exchange Commission on September 20, 2016

File No. 333-212543

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kevin J. McCarthy

Executive Vice President, Secretary and General Counsel

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share, of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Important Information for Shareholders of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund

At a joint special meeting of shareholders of Nuveen Tradewinds Global All-Cap Fund (the “All-Cap Fund”), a series of Nuveen Investment Trust II, and Nuveen Tradewinds Value Opportunities Fund (the “Value Fund”), a series of Nuveen Investment Trust, you will be asked to vote on these important changes affecting your fund:

•	the reorganization of your fund into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust.

•	the approval of a new sub-advisory agreement on behalf of your fund with NWQ Investment Management Company, LLC (“NWQ”).

The Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II (each, a “Trust”), including the independent Board members, unanimously recommends that you vote FOR each proposal.

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the issues to be voted on. The All-Cap Fund and the Value Fund are collectively referred to herein as the “Target Funds” and individually as a “Target Fund.” The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

Proposal Regarding the Reorganizations

Q.	Why are the reorganizations being proposed?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to each of the Target Funds prior to August 1, 2016, and NWQ, also an affiliate of the Adviser, currently serves as the sub-adviser to each Target Fund since August 1, 2016 pursuant to interim sub-advisory agreements. NWQ also has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Funds, the Adviser recommended the following courses of action (the “Target Fund Proposals”): (1) the termination of Tradewinds as the sub-adviser to the Target Funds, which became effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to each Target Fund, which became effective August 1, 2016 pursuant to interim sub-advisory agreements, (3) the long-term appointment of NWQ as the sub-adviser to each Target Fund, (4) the proposed reorganization of each Target Fund into the Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”), and (5) a modification to the Value Fund’s investment strategy to remove the limitation on investments in non-U.S. equity securities, contingent upon shareholder approval of the Value Fund’s Reorganization into the Acquiring Fund. In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Global Equity Income

Fund (a closed-end fund) and the merger of that closed-end fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Merger”) (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). No Reorganization is contingent on the other Reorganization or the Merger. The Board of Trustees of each Trust (the “Board” or the “Trustees”) is comprised of the same individual board members. The Board received information regarding the Restructuring Proposals over the course of several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of each Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	What are the anticipated benefits of the Reorganization for shareholders of each Target Fund?

A.	The Adviser and the Board believe that shareholders of each Target Fund will benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size of the Acquiring Fund following the Reorganization. In addition, the Acquiring Fund has an expense cap in place that will result in lower net expenses for shareholders of both Target Funds following the Reorganizations.

Q.	How will the Reorganization affect my shares?

A.	Upon the closing of your Fund’s Reorganization, your Target Fund shares will be exchanged for the same class of shares in the Acquiring Fund, in an amount equal in total value to the total value of the Target Fund shares that were exchanged.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges in conjunction with the receipt of Acquiring Fund shares pursuant to the Reorganization?

A.	Class A shares of the Acquiring Fund are subject to a sales load which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class C shares received in the Reorganization, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund shares.

Q.	How do the Funds’ investment objectives and principal investment strategies compare?

A.	The investment objective of both Target Funds is long-term capital appreciation. The investment objective of the Acquiring Fund is high current income and long-term capital appreciation.

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics. The Acquiring Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Acquiring Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Acquiring Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets, up to 20% of its net assets in debt securities, including corporate debt securities and U.S. government and agency debt securities, up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds, and may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Acquiring Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates. The Acquiring Fund may write covered call options in order to generate additional income.

Under normal market conditions, the All-Cap Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The All-Cap Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The All-Cap Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The All-Cap Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the All-Cap Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Under normal market conditions, the Value Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Value Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

Because the Funds have similar investment objectives and principal investment strategies, the principal risks of investing in each Fund are similar. However, the Acquiring Fund is subject to certain additional risks related to investment strategies that are not principal strategies of the Target Funds, such as investment in debt securities and derivatives (e.g., Income Risk, Interest Rate Risk, High Yield Securities Risk, and Derivatives Risk). See the section of the Joint Proxy Statement/Prospectus entitled “Comparison of the Funds—Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks.

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Joint Proxy Statement/Prospectus.

Q.	Will the portfolios of either Target Fund be repositioned in connection with the appointment of NWQ as interim sub-adviser or as a result of the Reorganization of the Target Fund?

A.	Yes. NWQ was appointed as the new sub-adviser for each Target Fund, effective August 1, 2016. With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% (or $63,122,304) of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that portfolio repositioning in connection with the transition to NWQ would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% (or $192,206,368) of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Taking into account the repositioning of the Target Funds, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of a Target Fund’s assets received in the Reorganizations in order to meet its investment policies and restrictions.

Q.	How will the Reorganization impact fees and expenses?

A.	If only the All-Cap Fund Reorganization takes place, the pro forma gross and net annual operating expense ratios of the combined Fund are estimated to be approximately 0.05% and 0.09%, respectively, lower than the current gross and net annual operating expense ratios of the All-Cap Fund as of the date in the Fees and Expenses tables in the Joint Proxy Statement/Prospectus (the “Fees and Expenses Tables”).

If only the Value Fund Reorganization takes place, the pro forma gross annual operating expense ratio of the combined Fund is estimated to be approximately 0.01% higher than the current gross annual operating expense ratio of the Value Fund, and the pro forma net annual operating expense ratio of the combined Fund is estimated to be approximately 0.04% lower than the current net annual operating expense ratio of the Value Fund, in each case as of the date in the Fees and Expenses Tables.

If both Reorganizations take place, the pro forma gross annual operating expense ratio of the combined Fund is estimated to be approximately 0.15% lower than the current gross annual operating expense ratio of the All-Cap Fund and approximately equal to the current gross annual operating expense ratio of the Value Fund, in each case as of the date in the Fees and Expenses Tables.

If both Reorganizations take place, the pro forma net annual operating expense ratio of the combined Fund is estimated to be approximately 0.09% lower than the current net annual operating expense ratio of the All-Cap Fund and approximately 0.04% lower than the current net annual operating expense ratio of the Value Fund, in each case as of the date in the Fees and Expenses Tables.

These amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds - Fees and Expenses” under Proposal No. 1 in the Joint Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization create a taxable event for me?

A.	No. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of your Fund’s Reorganization. Prior to the closing of its Reorganization, each Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, to the extent that portfolio securities of a Target Fund are sold prior to the closing of the Fund’s Reorganization, including as part of the repositioning described above, such Target Fund may recognize gains or losses. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards.

Q.	Who will bear the costs of the Reorganizations?

A.	As described below, the costs of the Reorganizations will be allocated among the Target Funds and the Adviser. Based on current expense levels, however, it is anticipated that the Target Funds’ gross operating expenses will exceed their expense caps during the first year following the Reorganizations. The Reorganization expenses are not excluded from a Target Fund’s expense cap. Accordingly, it is expected that the Adviser or an affiliate will reimburse all of the Reorganization expenses allocated to the Target Funds.

v

To the extent that a Target Fund’s gross operating expenses do not exceed its expense cap, the Target Fund will bear the costs of its Reorganization up to the amount of the Target Fund’s projected cost savings, if any, from the Reorganizations during the first year following the Reorganizations. The costs of the Reorganizations will be allocated between all Funds ratably based on the projected total cost savings that each Fund is expected to realize from the Reorganizations during the first year following the Reorganizations. Nuveen Fund Advisors estimates that the cost savings during the first year following the Reorganizations will be approximately $80,000 for the All-Cap Fund and approximately $110,000 for the Value Fund. The costs of both Reorganizations are estimated to be approximately $340,000. As a result, the All-Cap Fund is expected to be allocated approximately $80,000 of Reorganization costs, the Value Fund is expected to be allocated approximately $110,000 of Reorganization costs, subject to each Fund’s expense cap. Acquiring Fund shareholders are not estimated to receive any cost savings as a result of the Reorganizations during the first year following the Reorganizations or in the foreseeable future and therefore the Fund is not expected to be allocated any of the Reorganization costs. The remaining approximately $150,000 of Reorganization costs are expected to be allocated to the Adviser.

If a Reorganization is not approved or completed with respect to a Target Fund, the Adviser or an affiliate will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganizations—Reorganization Expenses” under Proposal No. 1 in the Joint Proxy Statement/Prospectus for additional information.

Q.	Are the Reorganizations contingent on each other?

A.	No. An unfavorable vote on a Reorganization by the shareholders of one Target Fund will not affect the closing of the other Target Fund’s Reorganization. Each Target Fund’s Reorganization is contingent only upon obtaining the requisite approval from that Target Fund’s shareholders and satisfying other closing conditions. If the Reorganization of a Target Fund is not approved by the Fund’s shareholders or does not close for another reason, the Board will take such actions as it deems to be in the best interests of the Target Fund, which may include additional solicitation or continuing to operate the Fund as a stand-alone fund.

Q.	What is the timetable for the Reorganizations?

A.	If approved by a Target Fund’s shareholders at the joint special meeting of shareholders on November 8, 2016, the Reorganization of such Target Fund is expected to occur at the close of business on November 18, 2016 or as soon as practicable thereafter.

Additional Proposals

Q.	In light of the Reorganization proposal, why are the shareholders of each Target Fund being asked to approve a new sub-advisory agreement for their Fund?

A.

Effective August 1, 2016, NWQ serves as the sub-adviser to each Target Fund pursuant to an interim sub-advisory agreement with a maximum term of 150 days. For each Target Fund, in the event its Reorganization is not completed at all, or is not consummated prior to the expiration of the interim sub-advisory agreement, the Adviser recommended and the Target Fund’s Board approved the longer term appointment of NWQ as the sub-adviser to such Target Fund pursuant to a new sub-advisory agreement between the Adviser and NWQ. In order for NWQ to serve as the sub-adviser to each Target Fund on a longer term basis, shareholders of each Target Fund are being asked to approve a new sub-advisory agreement. In the event that Target Fund shareholders do not approve the new sub-advisory agreement for their Fund and the Fund’s Reorganization is not completed at all, the Board will consider potential courses of action at that time.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Funds, at (866) 963-6132 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganizations and the proposed sub-advisory agreements with NWQ are in the best interests of each Target Fund and recommends that you vote “FOR” each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on each issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2016

Dear Shareholders:

We are pleased to invite you to the joint special meeting of shareholders of Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund (each, a “Target Fund” and together, the “Target Funds”) (the “Joint Special Meeting”). The Joint Special Meeting is scheduled for November 8, 2016, at 2:00 p.m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

At the Joint Special Meeting, you will be asked to consider and approve very important proposals for your fund. You are being asked to consider the reorganization of your fund into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”). Additionally, you are being asked to consider and approve a new sub-advisory agreement between your fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen” or the “Adviser”) and NWQ Investment Management Company, LLC (“NWQ”), an affiliate of the Adviser. NWQ is the sub-adviser to the Acquiring Fund and, since August 1, 2016, has acted as the sub-adviser to the Target Funds pursuant to interim investment sub-advisory agreements as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The proposed Reorganizations and the proposed sub-advisory agreements are collectively referred to as the “Target Fund Proposals.”

The Target Fund Proposals are being recommended as part of a wind down of the operations of Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser which served as the sub-adviser to the Target Funds until August 1, 2016, and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to a closed-end fund previously sub-advised by Tradewinds and the merger of that closed-end fund with and into a wholly-owned subsidiary of the Acquiring Fund.

The Board believes the Reorganizations are in the best interests of each Target Fund and recommends that you vote “For” the proposed Reorganization of your Target Fund. The Board also recommends that you vote “For” the proposed sub-advisory agreement with NWQ with respect to your Target Fund.

The attached Joint Proxy Statement/Prospectus has been prepared to give you information about these Target Fund proposals.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kevin J. McCarthy

Vice President and Secretary

2

[•], 2016

NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

AND

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2016

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of Nuveen Tradewinds Global All-Cap Fund, a series of Nuveen Investment Trust II, a Massachusetts business trust, and Nuveen Tradewinds Value Opportunities Fund, a series of Nuveen Investment Trust, a Massachusetts business trust, will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on November 8, 2016 at 2:00 p.m., Central time (the “Joint Special Meeting”), for the purposes described below. The All-Cap Fund and the Value Fund are collectively referred to herein as the “Target Funds” and each separately as a “Target Fund.”

1.	(Each Target Fund) To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”) in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Class A, Class C, Class R3, and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares, respectively, of the Target Fund in complete liquidation and termination of the Target Fund.

2.	(Each Target Fund) To approve an investment sub-advisory agreement between Nuveen Fund Advisors, LLC (“Nuveen” or the “Adviser”), investment adviser to each Target Fund, and NWQ Investment Management Company, LLC (“NWQ”), an affiliate of the Adviser, with respect to the Target Fund.

3.	(Each Target Fund) To transact such other business as may properly come before the Joint Special Meeting.

Only shareholders of record as of the close of business on August 12, 2016 are entitled to vote at the Joint Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

3

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED SEPTEMBER 20, 2016

JOINT PROXY STATEMENT/PROSPECTUS

DATED SEPTEMBER 20, 2016

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

and

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

by

NUVEEN NWQ GLOBAL EQUITY INCOME FUND

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Tradewinds Global All-Cap Fund (the “All-Cap Fund”), a series of Nuveen Investment Trust II, a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and shareholders of Nuveen Tradewinds Value Opportunities Fund (the “Value Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust and an open-end investment company registered under the 1940 Act, and relates to the joint special meeting of shareholders of the All-Cap Fund and the Value Fund to be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on November 8, 2016 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). The All-Cap Fund and the Value Fund are collectively referred to herein as the “Target Funds” and individually as a “Target Fund.” This Joint Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II of proxies to be voted at the Joint Special Meeting. The Board of Trustees (the “Board” or the “Trustees”) of Nuveen Investment Trust and Nuveen Investment Trust II is comprised of the same individual board members. The purpose of the Joint Special Meeting is to allow the shareholders of the Target Funds to consider and vote on the following proposals with respect to their fund (each a “Proposal” and collectively, the “Proposals”):

Proposal No. 1.	To approve the Agreement and Plan of Reorganization. An Agreement and Plan of Reorganization is being proposed with respect to each Target Fund by which the Target Fund will reorganize into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust.

Proposal No. 2.	To approve a new sub-advisory agreement. A new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC is being proposed with respect to each Target Fund.

The proposed reorganizations of the Target Funds into the Acquiring Fund are referred to herein individually as a “Reorganization” and collectively as the “Reorganizations.” The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.” Nuveen Investment Trust and Nuveen Investment Trust II may collectively be referred to herein as the “Trusts” and individually as a “Trust.”

If shareholders approve the Reorganization of their respective Target Fund and the Reorganization is completed, holders of Class A, Class C, Class R3 and Class I shares of the Target Fund will receive, in exchange for their shares, the same class of shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholders. The Board has determined that the Reorganization of each Target Fund is in the best interests of the Fund. The address, principal executive office and telephone number of the Funds and each Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The closing of a Reorganization with respect to one Target Fund is not contingent upon the approval or closing of the Reorganization with respect to the other Target Fund.

The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of each Target Fund on or about September 30, 2016. Shareholders of record as of the close of business on August 12, 2016 are entitled to vote at the Joint Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Joint Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Target Funds are using this Joint Proxy Statement/Prospectus for the Joint Special Meeting in light of the similar matters being considered and voted on by the shareholders.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the Reorganizations (in effect, investing in Class A, Class C, Class R3 and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C, Class R3 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference and also accompany this Joint Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s Prospectus, dated July 8, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

The following documents contain additional information about the Funds, and the Nuveen Global Equity Income Fund as it relates to certain pro forma information, and have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganizations, dated [•], 2016 (the “Reorganization SAI”);

(ii)	the All-Cap Fund’s prospectus dated November 30, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the All-Cap Fund (File Nos. 333-33607 and 811-08333);

(iii)	the Value Fund’s prospectus dated October 30, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Value Fund (File Nos. 333-03715 and 811-07619);

(iv)	the audited financial statements contained in the All-Cap Fund’s Annual Report, only insofar as they relate to the All-Cap Fund, for the fiscal year ended July 31, 2015 (File No. 811-08333);

ii

(v)	the unaudited financial statements contained in the All-Cap Fund’s Semi-Annual Report, only insofar as they relate to the All-Cap Fund, for the six-month period ended January 31, 2016 (File No. 811-08333);

(vi)	the audited financial statements contained in the Acquiring Fund and Value Fund’s Annual Report, only insofar as they relate to the Acquiring Fund and the Value Fund, for the fiscal year ended June 30, 2016 (File No. 811-07619);

(vii)	the audited financial statements contained in the Nuveen Global Equity Income Fund’s Annual Report, only insofar as they relate to the Nuveen Global Equity Income Fund, for the fiscal year ended December 31, 2015 (File No. 811-21903);

(viii)	the unaudited financial statements contained in the Nuveen Global Equity Income Fund’s Semi-Annual Report, only insofar as they relate to the Nuveen Global Equity Income Fund, for the six-month period ended June 30, 2016 (File No. 811-21903);

(ix)	the All-Cap Fund’s statement of additional information dated November 30, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the All-Cap Fund (File Nos. 333-33607 and 811-08333);

(x)	the Value Fund’s statement of additional information dated October 30, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Value Fund (File Nos. 333-03715 and 811-07619); and

(xi)	the Acquiring Fund’s statement of additional information dated October 30, 2015, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619);

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “All-Cap and Value Fund Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trusts (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at

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100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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Appendix A	Form of Agreement and Plan of Reorganization	A-1

Appendix B	Form of New Sub-Advisory Agreement	B-1

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PROPOSAL NO. 1—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND

Summary

The following is a summary of, and is qualified by reference to, the more complete information contained in this Joint Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Joint Proxy Statement/Prospectus, the Board believes the proposed Reorganizations are in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of a Target Fund approve the Reorganization for their Fund and it is completed, such Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of such Target Fund.

Shareholders should read the entire Joint Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Joint Proxy Statement/Prospectus, which is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparisons of investment policies, fees and expenses, and other matters. This Joint Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class R3 and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to each of the Target Funds prior to August 1, 2016, and NWQ Investment Management Company, LLC (“NWQ”), also an affiliate of the Adviser, currently serves as the sub-adviser to each Target Fund since August 1, 2016 pursuant to interim sub-advisory agreements. NWQ also has served as sub-adviser to the Acquiring Fund since the inception of the Fund. As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ. With respect to the Target Funds, the Adviser recommended the following courses of action (collectively, the “Target Fund Proposals”): (1) the termination of Tradewinds as the sub-adviser to the Target Funds, which became effective August 1, 2016, (2) the appointment of NWQ as the sub-adviser to each Target Fund, which became effective August 1, 2016, pursuant to interim sub-advisory agreements, (3) the long-term appointment of NWQ as the sub-adviser to each Target Fund, (4) the proposed reorganization of each Target Fund into the Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”), and (5) a modification to the Value Fund’s investment strategy to remove the limitation on investments in non-U.S. equity securities, contingent upon shareholder approval of the Value Fund’s Reorganization into the Acquiring Fund. In connection with the wind down of Tradewinds, the Adviser also recommended the appointment of NWQ as the sub-adviser to Nuveen Global Equity Income Fund, a closed-end fund, sub-advised by Tradewinds prior to August 1, 2016 and the merger of that closed-end fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Merger”) (collectively, with the Target Fund Proposals, the “Restructuring Proposals”). No Reorganization is contingent on the other Reorganization or the Merger. The Board of Trustees (the “Board” or the “Trustees”) of Nuveen Investment Trust and Nuveen Investment Trust II is comprised of the same individual board members. The Board received information regarding the Restructuring Proposals over the course of several meetings and, at an in-person meeting held on May 24-26, 2016, the Board approved the Restructuring Proposals. Accordingly, NWQ assumed management of each Target Fund as of August 1, 2016 pursuant to an interim investment sub-advisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Merger, if approved by shareholders of the Nuveen Global Equity Income Fund at the annual meeting of shareholders on September 16, 2016 and subsequently consummated, will result in shares of Nuveen Global Equity Income Fund being converted into newly issued Class A shares of the Acquiring Fund. The Board of Trustees of Nuveen Global Equity Income Fund and the Acquiring Fund is comprised of the same individuals. The Board unanimously approved the Merger at an in-person meeting held on May 24-26, 2016.

NWQ serves as the sub-adviser to the Target Funds pursuant to separate interim sub-advisory agreements with respect to each Target Fund as of August 1, 2016, as permitted by Rule 15a-4 under the 1940 Act. Following the Reorganizations, the Acquiring Fund will continue to be advised by the Adviser and sub-advised by NWQ, and the Acquiring Fund’s current portfolio managers will continue as portfolio managers of the combined fund after the Reorganizations.

With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% (or $63,122,304) of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that portfolio repositioning in connection with the transition to NWQ would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% (or $192,206,368) of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Taking into account the repositioning of the Target Funds, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of a Target Fund’s assets received in the Reorganizations in order to meet its investment policies and restrictions.

The Reorganizations

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Target Funds in connection with the proposed combination of each Target Fund into the Acquiring Fund pursuant to the terms and conditions of separate Agreements and Plans of Reorganization dated [•], 2016 entered into (i) by Nuveen Investment Trust II, on behalf of the All-Cap Fund, Nuveen Investment Trust, on behalf of the Acquiring Fund, and the Adviser, and (ii) by Nuveen Investment Trust, on behalf of the Value Fund and the Acquiring Fund, and the Adviser (each, an “Agreement” and collectively, the “Agreements”).

Each Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class R3 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the distribution by the Target Fund of Class A, Class C, Class R3 and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares, respectively, of the Target Fund in complete liquidation and termination of the Target Fund.

If shareholders of a Target Fund approve the Reorganization for their Fund and it is completed, such Target Fund shareholders will become shareholders of the Acquiring Fund. The closing of the Reorganization with respect to one Target Fund is not contingent upon the closing of the Reorganization with respect to the other Target Fund. The Board has determined that the Reorganization with respect to each Target Fund is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganizations and the Agreements at a meeting held on May 24-26, 2016. The Board recommends a vote “FOR” each Reorganization.

If shareholders approve the Reorganization for their Target Fund and it is completed, the Reorganization is expected to result in cost savings for the Target Fund. Nuveen Fund Advisors estimates that the cost savings during the first year following the Reorganizations will be approximately $80,000 for the All-Cap Fund and approximately $110,000 for the Value Fund. The costs of both Reorganizations are estimated to be approximately $340,000. The costs of the Reorganizations will be allocated between the Target Funds ratably based on each Target Fund’s portion of the projected total cost savings during the first year following the Reorganizations. The cost allocated to and borne by each Target Fund will be capped at the Fund’s projected cost savings from the Reorganizations, if any, during the first year following the Reorganizations and will also be subject to the Fund’s annual operating expense limitation agreed to by the Adviser. The Adviser or an affiliate will pay the remaining costs of the Reorganizations beyond the amount allocated to the Target Funds. As a result, the All-Cap Fund is expected to be allocated approximately $80,000 of Reorganization costs, the Value Fund is expected to be allocated approximately $110,000 of Reorganization costs and the Adviser is expected to be allocated approximately $150,000 for expenses related to the Reorganizations. The Acquiring Fund is not estimated to experience any cost savings in the first year following the Reorganizations due to the Reorganizations and therefore is not expected to be allocated any costs associated with the Reorganizations. Amounts charged to each Fund will be allocated among the Fund’s share classes based on the relative net assets of the share classes. Each Target Fund is expected to recover its allocated cost of the Reorganizations within the first year following the Reorganizations, assuming that annual cost savings occur at the levels shown above. If a Reorganization is not approved or not completed with respect to a Target Fund, the Adviser or an affiliate will also pay all expenses associated with the Reorganization that would have been allocated to that Target Fund. Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their expense caps and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the Funds.

The Board is asking shareholders of each Target Fund to approve their Fund’s Reorganization at the Joint Special Meeting to be held on November 8, 2016. With respect to each Target Fund, approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of a Target Fund approve the Reorganization for their Fund, it is expected that such Reorganization will occur at the close of business on November 18, 2016 (the “Closing Date”), but it may be at a different time as described herein. If a Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the applicable Target Fund, including continuing to operate the Fund as a stand alone Fund, liquidating the Fund, or other options the Board may consider. The Closing Date may be delayed and a Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, any Fund may at its option terminate its Agreement at or before the Closing Date due to (i) a breach by the other Fund of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have substantially similar procedures for making distributions and for purchasing, redeeming and exchanging shares. Each Fund offers the same four classes of shares: Class A, Class C, Class R3 and Class I. The corresponding share classes of each Fund have the same investment eligibility criteria and fee structures. Class R3 shares are only available through certain retirement plans. The Target Funds normally declare and pay income dividends and any taxable gains annually, while the Acquiring Fund normally pays income dividends quarterly and any taxable gains annually. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing each Reorganization, the Target Fund and Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, with respect to each Reorganization it is expected that no Fund will recognize any gain or loss for federal income tax purposes as a direct result of its Reorganization. Prior to the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

NWQ was appointed as the Target Funds’ new sub-adviser effective as of August 1, 2016 pursuant to interim sub-advisory agreements. With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that portfolio repositioning in connection with the transition to NWQ would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund which, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Taking into account the repositioning of the Target Funds, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of a Target Fund’s assets received in the Reorganizations in order to meet its investment policies and restrictions.

For a more detailed discussion of the federal income tax consequences of the Reorganizations, please see “The Proposed Reorganizations—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization for your Fund, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

Because the Funds have similar investment objectives and principal investment strategies, the principal risks of investing in each Fund are similar. However, the Acquiring Fund is subject to certain additional risks related to investment strategies, such as investment in debt securities and derivatives (e.g., Income Risk, Interest Rate Risk, High Yield Securities Risk, and Derivatives Risk), which are not a part of the Target Funds’ respective principal investment strategies. The following table provides a comparison of the types of investment risks associated with an investment in each Fund. A description of these principal investment risks is also provided below.

Principal Investment Risks	All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund
Bond Market Liquidity Risk			X

Call Risk			X

Convertible Security Risk			X

Covered Call Risk			X

Credit Risk			X

Credit Spread Risk			X

Currency Risk	X	X	X

Cybersecurity Risk	X	X	X

Derivatives Risk			X

Equity Security Risk	X	X	X

High Yield Securities Risk			X

Income Risk			X

Interest Rate Risk			X

Non-U.S./Emerging Markets Risk	X	X	X

Preferred Security Risk			X

Smaller Company Risk	X	X	X

Valuation Risk			X

Value Stock Risk		X	X

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Covered Call Risk—Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Comparison of the Funds

Investment Objectives

The investment objective of each Target Fund is long-term capital appreciation. The investment objective of the Acquiring Fund is to provide high current income and long-term capital appreciation. The investment objective of each Fund is a “fundamental” investment policy and cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Principal Investment Strategies

The Funds have similar principal investment strategies in that each Fund invests primarily in a diversified portfolio of equity securities across all market capitalizations; however there are differences. In particular, the Acquiring Fund and the All-Cap Fund are global funds which invest at least 40% of their assets in non-U.S. securities. The Value Fund may not invest more than 35% of its assets in non-U.S. securities. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund	Differences
Principal Strategy: Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities.	Principal Strategy: Under normal market conditions, the Fund invests primarily in equity securities.

Principal Strategy:

The Acquiring Fund will generally focus its investments on income producing securities. Under normal market conditions, the Acquiring Fund will invest at least 80% of the sum of its net assets and the amount of borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics.

The Acquiring Fund focuses its investments on income producing securities whereas the Target Funds do not.

All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund	Differences
Debt Securities: The All-Cap Fund does not invest in debt securities as a principal investment strategy.	Debt Securities: The Value Fund does not invest in debt securities as a principal investment strategy.

Debt Securities:

Up to 20% of the Acquiring Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Acquiring Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

The Acquiring Fund may invest in debt securities to a greater extent than the Target Funds which could cause the Acquiring Fund to have greater exposure to risks associated with the debt securities held. Such risks could include Bond Market Liquidity Risk, Call Risk, Credit Risk, Credit Spread Risk, High Yield Securities Risk, Income Risk and Interest Rate Risk.

Market Capitalization: Under normal market conditions, the All-Cap Fund will invest in equity securities with varying market capitalizations.

Market Capitalization:

Under normal market conditions, the Value Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies.

		Market Capitalization: The Acquiring Fund may invest in securities of any market capitalization, including small- and mid-capitalization companies.	No Differences.

All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund	Differences
Foreign Securities: The All-Cap Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities.	Foreign Securities: The Value Fund may invest up to 35% of its net assets in non-U.S. equity securities.

Foreign Securities:

The Acquiring Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Acquiring Fund will invest at least 40% of its net assets in non-U.S. securities.

Both the Acquiring Fund and the All-Cap Fund are “global” funds and must invest at least 40% of their respective net assets in non-U.S. securities. The All-Cap Fund has a maximum exposure to non-U.S. investments, whereas the Acquiring Fund does not have a limit.

The Value Fund is not a “global” fund and may not invest more than 35% of its net assets in non-U.S. securities.

Emerging Markets: The All-Cap Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries.	Emerging Markets: The Value Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.	Emerging Markets: The Acquiring Fund may invest up to 20% of its net assets in companies located in emerging markets.	The Acquiring Fund’s limitation on investments in Emerging Market securities is slightly lower than that of the All-Cap Fund and slightly higher than that of the Value Fund.

Global Strategy:

The All-Cap Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

	Global Strategy: The Value Fund is not a global fund and has no stated global investment strategy.	Global Strategy: Under normal market conditions, the Acquiring Fund will invest in securities of companies representing at least three different countries (one of which may be the United States).

Both the Acquiring Fund and the All-Cap Fund have a strategy of investing in at least three different countries (which may include the United States), whereas the Value Fund has no such global investment strategy.

All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund	Differences
Options Strategy: The All-Cap Fund does not utilize options as a principal investment strategy, but it is permitted to utilize options.	Options Strategy: The Value Fund does not utilize options as a principal investment strategy, but it is permitted to utilize options.	Options Strategy: The Acquiring Fund may write covered call options as a principal investment strategy in order to generate additional income.

The Acquiring Fund is permitted to utilize options to a greater extent than the Target Funds which could cause the Acquiring Fund to have greater exposure to risks associated with the options utilized. Such risks could include Covered Call Risk and Derivatives Risk.

Derivatives: The All-Cap Fund does not utilize derivatives as a principal investment strategy, but it is permitted to utilize derivatives.	Derivatives: The Value Fund does not utilize derivatives as a principal investment strategy, but it is permitted to utilize derivatives.

Derivatives:

The Acquiring Fund may utilize derivatives as a principal investment strategy, including currency options, currency futures and options on such futures, and currency forwards. The Acquiring Fund may use these derivatives to manage market or business risk, enhance the Acquiring Fund’s return, or hedge against adverse movements in currency rates.

The Acquiring Fund is permitted to utilize derivatives to a greater extent than the Target Funds which could cause the Acquiring Fund to have greater exposure to risks associated with the derivatives utilized. Such risks could include Covered Call Risk and Derivatives Risk.

Industry Concentration: The All-Cap Fund may not invest more than 25% of its total assets in issuers of a single industry.	Industry Concentration: The Value Fund may not invest more than 25% of its total assets in issuers of a single industry.	Industry Concentration: The Acquiring Fund may not invest more than 25% of its total assets in issuers of a single industry.	No Differences.

All-Cap Fund (Target Fund)	Value Fund (Target Fund)	Acquiring Fund	Differences
Diversification: The All-Cap Fund is a diversified company under the 1940 Act.	Diversification: The Value Fund is a diversified company under the 1940 Act.	Diversification: The Acquiring Fund is a diversified company under the 1940 Act.	No Differences.

Additional Information Regarding Principal Investment Strategies. In managing the Funds, NWQ adheres to value-driven investment strategies. NWQ employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. NWQ may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst, or if a company suspends or is projected to suspend its dividend or interest payments.

In evaluating the Reorganization of their Target Fund, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined Fund under the following four scenarios (i) assuming only the Reorganization of the All-Cap Fund into the Acquiring Fund occurred, (ii) assuming only the Reorganization of the Value Fund into the Acquiring Fund occurred, (iii) assuming both Reorganizations occurred, and (iv) assuming both Reorganizations and the Merger occurred. Because each Reorganization is not contingent upon the other Reorganization or the Merger, one Reorganization may occur regardless of whether the other Reorganization or the Merger is approved or completed. There is no assurance that either Reorganization or the Merger will be consummated. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of the All-Cap Fund for its fiscal year ended July 31, 2015, and reflect the expenses of the Value Fund and Acquiring Fund for their fiscal years ended June 30, 2016, in each case restated to reflect the management fees and expense limitations effective June 1, 2016. The pro forma fees and expenses of the combined Fund resulting from the four scenarios described above are based on the fee and expense amounts shown in the table for each Fund and assume the Reorganizations and the Merger, as applicable, occurred as of June 30, 2016.

Shareholder Fees

(fees paid directly from your investment)

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)		Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)		Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)		Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.75%	5.75%	5.75%	5.75	%(1)	5.75	%(1)	5.75	%(1)	5.75	%(1)
Class C	None	None	None	None		None		None		None
Class R3	None	None	None	None		None		None		None
Class I	None	None	None	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None	None	None	None		None		None		None
Class C(2)	1.00%	1.00%	1.00%	1.00%		1.00%		1.00%		1.00%
Class R3	None	None	None	None		None		None		None
Class I	None	None	None	None		None		None		None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None	None		None		None		None
Class C	None	None	None	None		None		None		None
Class R3	None	None	None	None		None		None		None
Class I	None	None	None	None		None		None		None

Exchange Fees
Class A	None	None	None	None		None		None		None
Class C	None	None	None	None		None		None		None
Class R3	None	None	None	None		None		None		None
Class I	None	None	None	None		None		None		None

Annual Low Balance Account fee (for accounts under $1,000)(3)
Class A	$15	$15	$15	$15		$15		$15		$15
Class C	$15	$15	$15	$15		$15		$15		$15
Class R3	None	None	None	None		None		None		None
Class I	$15	$15	$15	$15		$15		$15		$15

(1)	No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganizations.
(2)	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase. For shares received in the Reorganizations, such charge will be applied to shares redeemed within 12 months of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	All-Cap Fund		Value Fund		Nuveen NWQ Global Equity Income Fund (Acquiring Fund)		Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)(1)		Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)(1)		Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)(1)		Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)(1)
Management Fees(2)
Class A	0.71%		0.71%		0.71%		0.71%		0.70%		0.70%		0.70%
Class C	0.71%		0.71%		0.71%		0.71%		0.70%		0.70%		0.70%
Class R3	0.71%		0.71%		0.71%		0.71%		0.70%		0.70%		0.70%
Class I	0.71%		0.71%		0.71%		0.71%		0.70%		0.70%		0.70%

Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Class R3	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Class I	0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%

Other Expenses
Class A	0.37%		0.22%		2.77%		0.32%		0.24%		0.23%		0.21%
Class C	0.37%		0.22%		2.98%		0.32%		0.24%		0.23%		0.21%
Class R3	0.37%		0.22%		2.97%		0.32%		0.24%		0.23%		0.21%
Class I	0.37%		0.22%		0.58%		0.32%		0.24%		0.23%		0.21%

Total Annual Fund Operating Expenses
Class A	1.33%		1.18%		3.73%		1.28%		1.19%		1.18%		1.16%
Class C	2.08%		1.93%		4.69%		2.03%		1.94%		1.93%		1.91%
Class R3	1.58%		1.43%		4.18%		1.53%		1.44%		1.43%		1.41%
Class I	1.08%		0.93%		1.29%		1.03%		0.94%		0.93%		0.91%

Fee Waivers and/or Expense Reimbursements
Class A	(0.13	)%(3)	(0.03	)%(4)	(2.62	)%(5)	(0.17	)%(5)	(0.08	)%(5)	(0.07	)%(5)	(0.05	)%(5)
Class C	(0.13	)%(3)	(0.03	)%(4)	(2.83	)%(5)	(0.17	)%(5)	(0.08	)%(5)	(0.07	)%(5)	(0.05	)%(5)
Class R3	(0.13	)%(3)	(0.03	)%(4)	(2.82	)%(5)	(0.17	)%(5)	(0.08	)%(5)	(0.07	)%(5)	(0.05	)%(5)
Class I	(0.13	)%(3)	(0.03	)%(4)	(0.43	)%(5)	(0.17	)%(5)	(0.08	)%(5)	(0.07	)%(5)	(0.05	)%(5)

Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.20%		1.15%		1.11%		1.11%		1.11%		1.11%		1.11%
Class C	1.95%		1.90%		1.86%		1.86%		1.86%		1.86%		1.86%
Class R3	1.45%		1.40%		1.36%		1.36%		1.36%		1.36%		1.36%
Class I	0.95%		0.90%		0.86%		0.86%		0.86%		0.86%		0.86%

(1)	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. See “The Proposed Reorganizations—Reorganization Expenses” for additional information about these expenses.

(2)	Management Fees have been restated to reflect the fee schedule that went into effect as of June 1, 2016.
(3)	Fee waivers and/or expense reimbursements have been restated to reflect the expense caps that went into effect as of June 1, 2016. The Adviser has agreed to waive fees and/or reimburse other fund expenses through November 30, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board. The investment advisory agreement includes an expense cap of 1.55% which may be terminated or modified only with shareholder approval.
(4)	Fee waivers and/or expense reimbursements have been restated to reflect the expense caps that went into effect as of June 1, 2016. The Adviser has agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board. The investment advisory agreement includes an expense cap of 1.50% which may be terminated or modified only with shareholder approval.
(5)	Fee waivers and/or expense reimbursements have been restated to reflect the expense caps that went into effect as of June 1, 2016. The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined Fund under the following four scenarios (i) assuming only the Reorganization of the All-Cap Fund into the Acquiring Fund occurred, (ii) assuming only the Reorganization of the Value Fund into the Acquiring Fund occurred, (iii) assuming both Reorganizations occurred, and (iv) assuming both Reorganizations and the Merger occurred. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. The Target Fund’s and the Acquiring Fund’s fee waivers and expense reimbursements are taken into account for a period beginning November 1, 2016 and continuing for at least one year, but only for so long as such fee waiver and expense reimbursement is expected to continue. These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The first set of examples below assume that you sell your shares at the end of a period. The second set of examples assume that you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
1 Year
Class A	$690	$685	$682	$682	$682	$682	$682
Class C	$198	$193	$189	$189	$189	$189	$189
Class R3	$148	$143	$138	$138	$138	$138	$138
Class I	$97	$92	$88	$88	$88	$88	$88

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
3 Years
Class A	$959	$925	$1,421	$942	$924	$922	$918
Class C	$638	$603	$1,159	$620	$601	$599	$595
Class R3	$485	$449	$1,012	$467	$448	$446	$441
Class I	$329	$293	$367	$311	$292	$289	$285

5 Years
Class A	$1,249	$1,184	$2,180	$1,222	$1,184	$1,180	$1,172
Class C	$1,106	$1,039	$2,136	$1,077	$1,040	$1,035	$1,027
Class R3	$847	$779	$1,900	$818	$779	$775	$766
Class I	$582	$512	$666	$552	$512	$508	$499

10 Years
Class A	$2,073	$1,922	$4,163	$2,017	$1,929	$1,919	$1,899
Class C	$2,399	$2,251	$4,604	$2,345	$2,258	$2,248	$2,229
Class R3	$1,866	$1,710	$4,184	$1,809	$1,717	$1,707	$1,687
Class I	$1,304	$1,140	$1,519	$1,244	$1,147	$1,137	$1,115

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganizations. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with a Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with a Reorganization would be:

Class A Shares	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
1 Year	$113	$113	$113	$113
3 Years	$389	$370	$368	$364
5 Years	$686	$647	$642	$633
10 Years	$1,530	$1,436	$1,426	$1,405

Estimated Costs Assuming You Did Not Sell Your Shares at the End of the Period

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
1 Year
Class A	$690	$685	$682	$682	$682	$682	$682
Class C	$198	$193	$189	$189	$189	$189	$189
Class R3	$148	$143	$138	$138	$138	$138	$138
Class I	$97	$92	$88	$88	$88	$88	$88

3 Years
Class A	$959	$925	$1,421	$942	$924	$922	$918
Class C	$638	$603	$1,159	$620	$601	$599	$595
Class R3	$485	$449	$1,012	$467	$448	$446	$441
Class I	$329	$293	$367	$311	$292	$289	$285

5 Years
Class A	$1,249	$1,184	$2,180	$1,222	$1,184	$1,180	$1,172
Class C	$1,106	$1,039	$2,136	$1,077	$1,040	$1,035	$1,027
Class R3	$847	$779	$1,900	$818	$779	$775	$766
Class I	$582	$512	$666	$552	$512	$508	$499

10 Years
Class A	$2,073	$1,922	$4,163	$2,017	$1,929	$1,919	$1,899
Class C	$2,399	$2,251	$4,604	$2,345	$2,258	$2,248	$2,229
Class R3	$1,866	$1,710	$4,184	$1,809	$1,717	$1,707	$1,687
Class I	$1,304	$1,140	$1,519	$1,244	$1,147	$1,137	$1,115

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganizations. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with a Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with a Reorganization would be:

Class A Shares	Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)
1 Year	$113	$113	$113	$113
3 Years	$389	$370	$368	$364
5 Years	$686	$647	$642	$633
10 Years	$1,530	$1,436	$1,426	$1,405

Performance Information

The total returns of each Fund for the periods ended December 31, 2015, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. Each Target Fund’s performance information reflects that Fund’s performance prior to the sub-adviser change on August 1, 2016. The Acquiring Fund’s performance information prior to December 13, 2013 reflects that Fund’s performance using investment strategies that differed significantly from those currently in place.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly and year-to-date return information that follows does not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1, 5, and 10 year periods ended December 31, 2015 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C, Class R3 and Class I shares will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

All-Cap Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2016 was 3.13%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the All-Cap Fund’s Class A highest and lowest calendar quarter returns were 27.13% and -15.89%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

Value Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2016 was 3.07%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Value Fund’s Class A highest and lowest calendar quarter returns were 22.01% and -16.11%, respectively, for the quarters ended June 30, 2009 and September 30, 2008.

Acquiring Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2016 was -2.05%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest calendar quarter returns were 11.96% and -16.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011.

	Average Annual Total Returns for the Periods Ended December 31, 2015
All-Cap Fund	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	3/28/06	(11.07)%	(2.16)%	5.01%
Class A (return after taxes on distributions)		(11.18)%	(2.49)%	4.33%
Class A (return after taxes on distributions and sale of fund shares)		(5.96)%	(1.43)%	4.00%
Class C (return before taxes)	3/28/06	(6.35)%	(1.73)%	4.87%
Class R3 (return before taxes)	3/03/09	(5.90)%	(1.25)%	11.15%
Class I (return before taxes)	3/28/06	(5.40)%	(0.75)%	5.90%
MSCI ACWI (All Country World Index)(1) (reflects no deduction for fees, expenses or taxes)		(2.36)%	6.09%	4.22%
Lipper Global Multi-Cap Value Funds Classification Average(2) (reflects no deduction for taxes or certain expenses)		(4.12)%	5.46%	4.02%

(1)	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Value Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	12/8/04	(5.84)%	4.46%	8.12%	N/A
Class A (return after taxes on distributions)		(7.96)%	2.19%	6.46%	N/A
Class A (return after taxes on distributions and sale of fund shares)		(1.63)%	3.17%	6.29%	N/A
Class C (return before taxes)	12/8/04	(0.88)%	4.91%	7.94%	N/A
Class R3 (return before taxes)	8/4/08	(0.38)%	5.45%	N/A	7.83%
Class I (return before taxes)	12/8/04	0.12%	5.97%	9.03%	N/A
Russell 3000® Value Index(1) (reflects no deduction for fees, expenses or taxes)		(4.13)%	10.98%	6.11%	N/A
Lipper Global Multi-Cap Value Funds Classification Average(2) (reflects no deduction for taxes or certain expenses)		(4.12)%	5.46%	4.48%	N/A

(1)	An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification.

	Average Annual Total Returns for the Periods Ended December 31, 2015
Acquiring Fund	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	9/15/09	(5.25)%	6.75%	8.49%
Class A (return after taxes on distributions)		(5.92)%	5.47%	7.18%
Class A (return after taxes on distributions and sale of fund shares)		(2.42)%	5.17%	6.57%
Class C (return before taxes)	9/15/09	(0.24)%	7.21%	8.69%
Class R3 (return before taxes)	9/15/09	0.27%	7.74%	9.24%
Class I (return before taxes)	9/15/09	0.79%	8.29%	9.79%
MSCI World Index(1) (reflects no deduction for fees, expenses or taxes)		(0.87)%	7.59%	8.69%
Lipper Global Equity Income Funds Classification Average(2) (reflects no deduction for taxes or certain expenses)		(3.48)%	5.62%	6.98%

(1)	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal periods for which audited financial statements are available, the Funds had the following portfolio turnover rates:

Fund	Fiscal Period	Rate
All-Cap Fund	Twelve months ended 7/31/15	54%
Value Fund	Twelve months ended 6/30/16	71%
Acquiring Fund	Twelve months ended 6/30/16	51%

Additionally, during its most recent six-month period for which unaudited financial statements are available, the All-Cap Fund had the following portfolio turnover rate.

Fund	Fiscal Period	Rate
All-Cap Fund	Six months ended 1/31/16	19%

The portfolio turnover rate for each Target Fund will be higher in the current period as a result of the repositioning described above.

Fundamental Investment Restrictions

The Funds have the same fundamental investment restrictions, see below, which cannot be changed without shareholder approval. As a fundamental policy, each Fund is diversified, as explained in (1) below. Each Fund’s investment objective is also fundamental. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (8) below. For purposes of each Fund’s concentration policy, each Fund classifies tax-exempt bonds backed only by the assets and revenues of non-governmental users as issued by such non-governmental users and as subject to the Fund’s concentration policy.

Fundamental Investment Restrictions (All Funds)
(1)	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3)	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)	Issue senior securities, except as permitted under the 1940 Act.

(8)	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”). As of June 30, 2016, the Adviser managed approximately $130.3 billion in assets.

Nuveen Fund Advisors has selected its affiliate, NWQ Investment Management Company, LLC (previously defined as “NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, to serve as the sub-adviser to the Acquiring Fund and, effective August 1, 2016, as the sub-adviser to each Target Fund pursuant to interim sub-advisory agreements. NWQ manages the investment of the Acquiring Fund’s assets and each Target Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. NWQ will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganizations. The Acquiring Fund is managed by James T. Stephenson, CFA, and Thomas J. Ray, CFA of NWQ. Effective August 1, 2016, Mr. Stephenson and Mr. Ray also manage each of the Target Funds pursuant to NWQ’s appointment as sub-adviser by Nuveen Fund Advisors.

James T. Stephenson, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of Bel Air’s Equity Policy Committee and the Portfolio Manager for the firm’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West. Mr. Stephenson assumed portfolio management responsibility for the Acquiring Fund in March 2012 and will assume portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Stephenson will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganizations.

Thomas J. Ray, CFA, is a Managing Director, Head of Fixed Income and Portfolio Manager at NWQ. Prior to joining NWQ in 2015, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, a boutique investment firm specializing in convertible securities, from 2001 to 2011. From 2011 until joining NWQ in 2015, Mr. Ray was a private investor. Prior to founding Inflective, Mr. Ray served as portfolio manager at Transamerica Investment Management. Mr. Ray assumed portfolio management responsibility for the Acquiring Fund on February 2, 2016 and will assume portfolio management responsibility for the Target Fund effective August 1, 2016. Mr. Ray will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganizations.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Fund’s Prospectus entitled “Who Manages the Funds” and the sections of the Fund’s Statement of Additional Information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Acquiring Fund’s Statement of Additional Information.

Advisory and Other Fees

Pursuant to separate investment management agreements between Nuveen Fund Advisors and Nuveen Investment Trust II, on behalf of the All-Cap Fund, and Nuveen Fund Advisors and Nuveen Investment Trust, on behalf of each the Value Fund and the Acquiring Fund, each Fund pays Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Management Fee – Each Fund

Average Daily Net Assets	Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex-level fee is 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee rate was 0.1614%.

The investment management agreement with respect to each Fund was last approved by the Board for continuance at an in-person meeting held on May 24-26, 2016. Information regarding the Board’s considerations in determining to approve continuation of the investment management agreement for (i) the All-Cap Fund will be available in the All-Cap Fund’s Annual Report for the fiscal year ended July 31, 2016, and (ii) the Value Fund and the Acquiring Fund is available in the Annual Report for the Value Fund and Acquiring Fund for the fiscal year ended June 30, 2016. The investment sub-advisory agreement with respect to the Acquiring Fund was last approved by the Board for continuance at an in-person meeting held on May 24-26, 2016. Information regarding the Board’s considerations in determining to approve continuation of the investment sub-advisory agreement for the Acquiring Fund is available in the Annual Report for the Acquiring Fund for the fiscal year ended June 30, 2016. Information regarding the Board’s considerations in determining to approve the interim sub-advisory agreements and the New Sub-Advisory Agreements between the Adviser and NWQ is provided below in Proposal No. 2 in the section entitled “Board Considerations.”

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the All-Cap Fund through November 30, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of All-Cap Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the All-Cap Fund. The investment advisory agreement includes an expense cap of 1.55% which may be terminated or modified only with shareholder approval.

With respect to the Value Fund, Nuveen Fund Advisors has agreed to waive fees and/or reimburse Fund operating expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Value Fund shares. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Value Fund. The investment advisory agreement includes an expense cap of 1.50% which may be terminated or modified only with shareholder approval.

With respect to the Acquiring Fund, Nuveen Fund Advisors has agreed to waive fees and/or reimburse Fund operating expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Acquiring Fund.

For the All-Cap Fund’s fiscal year ended July 31, 2015, and for the Value Fund’s and Acquiring Fund’s fiscal year ended June 30, 2016, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of the Fund’s average daily net assets:

	Management Fee Rate
All-Cap Fund	0.85	%(1)
Value Fund	0.78	%(2)
Acquiring Fund	0.11	%(2)

(1)	Management fee rates paid for the All-Cap Fund’s fiscal year ended July 31, 2015 do not reflect reduced management fees and temporary expense cap reductions which took effect as of June 1, 2016.
(2)	Management fee rates paid for the Value Fund’s and Acquiring Fund’s fiscal year ended June 30, 2016 do not reflect reduced management fees and temporary expense cap reductions prior to June 1, 2016, the effective date of such reduced management fees and expense caps.

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares, and (c) Class R3 shares are subject to an annual distribution and service fee of 0.50% of the average daily net assets of its Class R3 shares. Class I shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distribution and Service Plans.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board of Trustees. The same individuals constitute the respective Board of each Fund, and each Fund also has the same individuals serving as officers. As of the date of this Joint Proxy Statement/Prospectus, there are twelve members of the Board, two of whom are “interested persons” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Directors and Executive Officers” in the Statement of Additional Information, as supplemented, for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund offers four classes of shares: Class A, Class C, Class R3 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of a Target Fund exchanged in connection with a Reorganization. Any Acquiring Fund shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class C shares received in the Reorganization, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganizations. Each Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class.

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•      $2,500 for Traditional/Roth IRA accounts.

•      $2,000 for Coverdell Education Savings Accounts.

•      $250 for accounts opened through fee-based programs.

•      No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•      $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•      No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state, provided the funds have the same transfer agent.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

The Target Funds normally declare and pay income dividends and any taxable gains annually, while the Acquiring Fund normally pays income dividends quarterly and any taxable gains annually. If the Reorganizations are approved by the respective Target Fund shareholders, each Target Fund intends to distribute to its shareholders, prior to the closing of its Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date.

Tax Information

With respect to all Funds, the tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and each Target Fund is contained in this Joint Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Joint Proxy Statement/Prospectus describes how you may obtain further information.

Reasons for the Proposed Reorganizations

Based on the considerations described below, the Board, including the independent Board members, has determined that, for each Target Fund, the applicable Reorganization would be in the best interests of such Target Fund and that the interests of such Target Fund’s existing shareholders would not be diluted as a result of such Reorganization. The Board, including the independent Board members, has also determined that the Reorganizations would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganizations. At a meeting held on May 24-26, 2016 (the “May Meeting”), the Board approved the Reorganizations and recommended that the shareholders of each Target Fund vote in favor of the Reorganization of such Target Fund.

Over the course of various meetings, the Adviser discussed several proposals with the Board in connection with the Adviser’s intent to wind down the operations of Tradewinds as part of an internal reorganization, including the Reorganizations. At the May Meeting and at prior meetings, the Adviser provided the Board with information regarding the proposed Reorganizations and potential alternatives to the proposed Reorganizations. Prior to approving the Reorganizations, the independent Board members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board considered the following factors, among others, in approving the Reorganizations and recommending that shareholders of the Target Funds approve the Reorganizations:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board noted that the investment objective of each Target Fund differs from the investment objective of the Acquiring Fund. In this regard, the investment objective of each Target Fund is long-term capital appreciation, while the investment objective of the Acquiring Fund is high current income and long-term capital appreciation. As such, while each Fund invests primarily in equity securities across the range of market capitalizations, the Acquiring Fund, unlike the Target Funds, may also, as part of its principal investment strategies, invest in debt securities (up to 20% of its net assets) and utilize derivatives. Additionally, the Board recognized that while the Acquiring Fund and the All-Cap Fund are each required to invest at least 40% of their respective net assets in non-U.S. securities, the Value Fund invests primarily in U.S. equity securities, but is allowed to invest up to 35% of its net assets in non-U.S. equity securities. Therefore, in order to facilitate alignment of the portfolios of the Acquiring Fund and the Value Fund prior to the Value Fund Reorganization, the Board approved the removal of the 35% non-U.S. equity securities limit for the Value Fund, contingent upon shareholder approval of the Value Fund Reorganization. With respect to compatibility of risks, the Board recognized that each Fund is subject to risks associated with its investments in equity securities. Further, the Acquiring Fund is subject to a number of additional risks due to its ability to invest in debt securities and utilize derivatives as part of its principal investment strategies, as noted above.

Consistency of Portfolio Management

The Board noted that each Fund has the same investment adviser. Additionally, the Board recognized that NWQ would be replacing Tradewinds as sub-adviser to each Target Fund as of August 1, 2016 pursuant to interim sub-advisory agreements and would also serve as sub-adviser to the combined fund. The Board further noted that in connection with the appointment of NWQ as sub-adviser to each Target Fund, each Target Fund would have new portfolio managers who are also the portfolio managers for the Acquiring Fund and would be the portfolio managers for the combined fund.

The Board also recognized that a portion of each Target Fund’s portfolio was expected to be sold prior to its Reorganization as a result of the repositioning of the respective Target Fund’s portfolio in connection with the appointment of NWQ as sub-adviser to the applicable Target Fund. The Board considered that gains or losses and other costs associated with the repositioning were expected to be borne by the applicable Target Fund.

Relative Sizes

The Board noted that each Target Fund was larger than the Acquiring Fund and that combining the Funds will provide a larger fund which should provide additional benefits to shareholders as fixed operating expenses of the combined fund following the Reorganizations will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board considered the investment performance of the Funds over various periods. The Board observed, among other things, that with respect to Class A shares, the Acquiring Fund had outperformed the All-Cap Fund for the one-, three- and five-year time periods ended March 31, 2016 and for each of the past four calendar years, and that the Acquiring Fund had outperformed the Value Fund for the five-year time period ended March 31, 2016 (although the Acquiring Fund underperformed the Value Fund for the shorter one- and three-year time periods) and outperformed the Value Fund for three of the past four calendar years. The Board recognized, however, that each Target Fund’s past performance was achieved while such Target Fund was sub-advised by Tradewinds and that pursuant to interim sub-advisory agreements becoming effective on August 1, 2016, NWQ would serve as the sub-adviser to each Target Fund.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganizations) and the impact of expense caps, if any. The Board noted that the Adviser had agreed to certain contractual management fee and expense cap changes for the Target Funds and the Acquiring Fund (the “Changes”), which were separately approved by the Board at the May Meeting in conjunction with the Board’s approval of the renewal of each Fund’s investment management agreement with the Adviser. The Changes included, for each Fund, a reduction in the contractual management fee rate. They also included, for the Acquiring Fund, a lower expense cap that would remain in effect until October 31, 2017 and would extend to the combined fund. For the Target Funds, which only had contractual permanent expense caps in place, the Changes included the implementation of temporary expense caps that would be in effect until October 31, 2017 for the Value Fund and until November 30, 2017 for the All-Cap Fund, and that would, in each case, be lower than the applicable permanent expense cap. Taking into account the Changes, the Board observed that, for each Target Fund, after closing either both Reorganizations or just the Reorganization for such Target Fund, management fees were not expected to increase for such Target Fund. The Board also considered expense ratios for the Target Funds, taking into account the Changes. In this regard, for each Target Fund, the Board noted that after closing either both Reorganizations or just the Reorganization for such Target Fund, the net annual operating expense ratio of the combined fund was expected to be lower than the net annual operating expense ratio of such Target Fund for all share classes.

Tax Consequences of the Reorganizations

The Board considered the tax implications of the Reorganizations. The Board noted that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board further noted that there may be some gains or losses resulting from portfolio realignment related to the Reorganizations and that, specifically with respect to the Value Fund, an expected increase in portfolio turnover to align the portfolio of such Target Fund with that of the Acquiring Fund could result in less of the Value Fund’s unrealized capital gains being transferred to the combined fund.

Costs of the Reorganizations

The Board considered the projected cost savings (if any) of each Fund during the first year following the Reorganizations. The Board noted that each Target Fund will be allocated the costs of the applicable Reorganization in an amount up to its projected cost savings, if any, during the first year following the Reorganization, subject to expense cap limitations. The Acquiring Fund was not expected to experience any cost savings in the first year following the Reorganizations as a result of the Reorganizations and, therefore, no costs of the Reorganizations were expected to be allocated to the Acquiring Fund. If a Reorganization is not ultimately completed, the Adviser or an affiliate will bear all the expenses incurred in connection with such proposed Reorganization.

Dilution

The terms of each Reorganization are intended to avoid dilution of the interests of the shareholders of the applicable Funds. In this regard, shareholders of each class of shares of the Target Funds will receive the same class of shares of the Acquiring Fund, in an amount equal in total value to the total value of the shares of the Target Fund surrendered. As a related matter, the Board noted that the Acquiring Fund’s R3 share class had not previously been opened to the public for purchase, but would be opened prior to the closing of the Reorganizations.

Effect on Shareholder Rights

The Board noted that shareholders of each Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees. The Board also considered that the All-Cap Fund is a series of Nuveen Investment Trust II while the Value Fund and the Acquiring Fund are each a series of Nuveen Investment Trust, and that the rights of the Target Fund and Acquiring Fund shareholders were identical under the Declarations of Trusts for both Trusts.

Alternatives to the Reorganizations

The Board considered various alternatives, including transferring the management of the Target Funds to NWQ and liquidating the Target Funds. However, the Board recognized that it was expected that even with a change in management, the Target Funds, which have both been in net redemptions in recent years, would continue to see further redemptions and, moreover, that it was unlikely that distribution opportunities could be developed for either Target Fund. The Board also could have decided to liquidate each Target Fund; however, the Board did not believe this option was in the best interests of shareholders of the Target Funds as liquidation is a taxable event.

Potential Benefits to the Adviser and Its Affiliates

The Board recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of each Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board, including the independent Board members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the applicable Target Fund and that the interests of existing shareholders of each Target Fund will not be diluted as a result of such Reorganization. The Board, including the independent Board members, also concluded that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganizations.

The Proposed Reorganizations

The proposed Reorganizations will be governed by the Agreements, a form of which is attached as Appendix A. Each Agreement provides that the applicable Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganizations will take place at the close of business on the Closing Date. The following discussion of the Agreements is qualified in its entirety by the full text of the Agreements.

With respect to each Reorganization, the Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of such Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in each Agreement, each such Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the applicable Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the applicable Target Fund will simultaneously be canceled on the books of that Target Fund.

As a result of the Reorganizations, each Target Fund Class A, Class C, Class R3 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class R3 and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C, Class R3 and Class I shares surrendered by such shareholder.

The Board has determined that the Reorganization with respect to each Target Fund is in the best interests of the Target Fund and the Acquiring Fund, and the Board has further determined that the interests of the existing shareholders of such Funds will not be diluted as a result of the transactions contemplated by the applicable Agreement.

The consummation of each Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. Each Agreement may be terminated by mutual agreement of the subject Funds. In addition, any Fund may at its option terminate its Agreement at or before the Closing Date due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund. The closing of the Reorganization with respect to one Target Fund is not contingent upon the closing of the Reorganization with respect to the other Target Fund.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The

Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the respective Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of a Target Fund prior to its Reorganization. Notwithstanding the foregoing, nothing in an Agreement will require a Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganizations for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated seven classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class R3, Class R6 and Class I. Only Class A, Class C, Class R3 and Class I shares to be issued to Target Fund shareholders in the Reorganizations are offered through this Joint Proxy Statement/Prospectus. Nuveen Investment Trust’s declaration of trust permits the Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of Nuveen Investment Trust, an open-end management investment company registered with the SEC under the 1940 Act. Nuveen Investment Trust currently has 15 series, including the Acquiring Fund and the Value Fund, and the Board may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of Nuveen Investment Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of Nuveen Investment Trust contains an express disclaimer of shareholder liability for acts or obligations of Nuveen Investment Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by Nuveen Investment Trust or the trustees. Nuveen Investment Trust’s declaration of trust further provides for indemnification out of the assets and property of Nuveen Investment Trust for all losses and expenses of any shareholder held personally liable for the obligations of Nuveen Investment Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and Nuveen Investment Trust or the Acquiring Fund itself was unable to meet its obligations. Nuveen Investment Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts and Plans; Change in Exchange Privileges; Share Certificates

With respect to each Reorganization, if the Reorganization is approved the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of a Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganizations.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. Boston Financial Data Services, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund. PricewaterhouseCoopers LLP serves as the independent auditors for each Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

With respect to each Reorganization, as a condition to a Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of its Reorganization, each Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the respective Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of a Target Fund’s portfolio assets are sold prior to the Fund’s Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

As explained above, the Value Fund may experience portfolio turnover due to the modification of the Fund’s investment strategy removing the limitation on investments in non-U.S. equity securities, contingent on shareholder approval of the Reorganization. Both Target Funds may also experience portfolio turnover as a result of the termination of Tradewinds as the sub-adviser and the appointment of NWQ as the new sub-adviser to each Target Fund effective August 1, 2016 pursuant to interim sub-advisory agreements. To the extent a Target Fund realizes net losses from the sale of portfolio securities as part of the repositioning or otherwise described above, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of its Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Reorganizations, the Acquiring Fund’s ability to use a Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of June 30, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	All-Cap Fund	Value Fund	Acquiring Fund
Capital Losses to be carried forward	$189,651,497	—	—

The All-Cap Fund’s capital loss carryforward arose in taxable years beginning after December 22, 2010 and can be carried forward indefinitely.

In addition, shareholders of each Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganizations and the merger of the closed-end fund previously sub-advised by Tradewinds with and into the wholly-owned subsidiary of the Acquiring Fund that is part of the Restructuring Proposals discussed above. Furthermore, any gain the Acquiring Fund realizes after the Reorganizations, including any built-in gain in the portfolio investments of the Target Funds and Acquiring Fund that was unrealized at the time of the Reorganizations, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Funds who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had their Fund’s Reorganization not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with each Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Joint Proxy Statement/Prospectus, and the solicitation expenses discussed below. The costs of the Reorganizations are estimated to be approximately $340,000. If Target Fund shareholders approve the Reorganization of their Fund and it is completed, the Reorganization is expected to result in cost savings for the Target Fund. Nuveen Fund Advisors estimates that the cost savings during the first year following the Reorganizations will be approximately $80,000 for the All-Cap Fund and approximately $110,000 for the Value Fund. The costs of the Reorganizations will be allocated between the Target Funds ratably based on each Target Fund’s portion of the projected total cost savings during the first year following the Reorganizations. The cost allocated to and borne by each Target Fund will be capped at the Fund’s projected cost savings from the Reorganizations, if any, during the first year following the Reorganizations, and will also be subject to the Fund’s annual operating expense limitation agreed to by the Adviser. The Adviser or an affiliate will pay the remaining costs of the Reorganizations beyond the amount allocated to the Target Funds. As a result, the All-Cap Fund is expected to be charged approximately $80,000, the Value Fund is expected to be charged approximately $110,000 and the Adviser is expected to be charged approximately $150,000 for expenses related to the Reorganizations. The Acquiring Fund is not estimated to experience any cost savings in the first year following the Reorganizations due to the Reorganizations and therefore is not expected to be allocated any costs associated with the Reorganizations. Each Target Fund is expected to recover its allocated cost of the Reorganizations within the first year following the Reorganizations, assuming that annual cost savings occur at the levels shown above. If a Reorganization is not approved or completed with respect to a Target Fund, the Adviser or an affiliate will pay all expenses associated with the Reorganization. Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their expense caps and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the Funds.

The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $21,000, which is included in the expense estimate above.

In addition, NWQ was appointed as the Target Funds’ new sub-adviser effective as of August 1, 2016 pursuant to interim sub-advisory agreements, which is separate from the Reorganizations. With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Taking into account the repositioning of the Target Funds, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of a Target Fund’s assets received in the Reorganizations in order to meet its investment policies and restrictions.

The completion of a Target Fund’s portfolio repositioning in connection with the appointment of NWQ as sub-adviser is not contingent on the completion of its proposed Reorganization. The costs of the portfolio repositioning are not included in the estimated costs of the Reorganizations set forth above.

Overview of Massachusetts Business Trusts

Each Fund is a series of a Massachusetts business trust. Nuveen Investment Trust II, of which the All-Cap Fund is a series, was organized on June 27, 1997. Nuveen Investment Trust, of which the Value Fund and the Acquiring Fund are series, was organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Trust’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Trust’s operative documents.

In General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Nuveen Investment Trust II, of which the All-Cap Fund is a series, and Nuveen Investment Trust, of which the Value Fund and the Acquiring Fund are series, are each organized as a Massachusetts business trust and are governed by their respective declarations of trust and by-laws. Under each Trust’s declaration of trust (each a “Declaration of Trust” and collectively, the “Declarations of Trust”), any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declarations of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, each Declarations of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trusts’ governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declarations of Trust require a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declarations of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of a fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declarations of Trust or the by-laws, the Declarations of Trust provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super- majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declarations of Trust provide that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. With respect to each series of a Trust, a trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Declarations of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. The Declarations of Trust give broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to the Declarations of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. For each Trust, any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in its Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Declarations of Trust provide that shareholders have no personal liability for any debt or obligation of their respective Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, each Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Declarations of Trust provide that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declarations of Trust further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declarations of Trust also provide that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declarations of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The forgoing is only a summary of certain rights of shareholders under the governing documents of each Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of each Target Fund and the Acquiring Fund as of June 30, 2016, and the pro forma capitalization of the combined fund under the following four scenarios (i) assuming only the Reorganization of the All-Cap Fund into the Acquiring Fund occurred, (ii) assuming only the Reorganization of the Value Fund into the Acquiring Fund occurred, (iii) assuming both Reorganizations occurred, and (iv) assuming both Reorganizations and the Merger occurred. Because each Reorganization is not contingent upon the other Reorganization or the Merger, one Reorganization may occur regardless of whether the other Reorganization or the Merger is approved or completed. There is no assurance that either Reorganization or the Merger will occur. These numbers may differ at the closing dates of the Reorganizations and the Merger.

Capitalization Table as of June 30, 2016 (Unaudited) (if only the All-Cap Fund Reorganization had occurred)

	All-Cap Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Pro Forma Adjustments		Nuveen NWQ Global Equity Income Fund Pro Forma (All-Cap Fund Reorganization)(1)
Net Assets
Class A	$25,612,173	$1,599,347	$(143,086	)(2)	$27,068,434
Class C	23,782,467	381,761	(132,864	)(2)	24,031,364
Class R3	383,659	305,706	(2,143	)(2)	687,222
Class I	27,311,896	49,541,635	(152,581	)(2)	76,700,950

Total	$77,090,195	$51,828,449	$(430,674)		$128,487,970

Shares Outstanding
Class A	1,008,699	65,351	31,994	(3)	1,106,044
Class C	946,268	15,635	22,300	(3)	984,203
Class R3	15,147	12,500	453	(3)	28,100
Class I	1,075,539	2,023,898	33,988	(3)	3,133,425

Total	3,045,653	2,117,384	88,735		5,251,772

Net Asset Value Per Share
Class A	$25.39	$24.47			$24.47
Class C	$25.13	$24.42			$24.42
Class R3	$25.33	$24.46			$24.46
Class I	$25.39	$24.48			$24.48

Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of June 30, 2016, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about November 18, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	The costs associated with the proposed Reorganization are estimated to be approximately $90,000, of which approximately $80,000 is expected to be charged to the All-Cap Fund and approximately $10,000 is expected to be charged to the Adviser, as further described in this Joint Proxy Statement/Prospectus. The Acquiring Fund is not expected to realize cost savings from the Reorganization, and therefore no costs are expected be charged to the Acquiring Fund. Based on current expense levels, it is anticipated that the All-Cap Fund’s expenses will exceed its expense cap and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the All-Cap Fund, and, therefore, the figures do not reflect the $80,000 expected to be charged to the All-Cap Fund or the other costs of the Reorganization described above. Furthermore, the figures assume the All-Cap Fund distributes its undistributed net investment income of $430,674 prior to the Reorganization.
(3)	Reflects the issuance by the Acquiring Fund of approximately 1,040,693 Class A shares, 968,568 Class C shares, 15,600 Class R3 shares and 1,109,527 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the All-Cap Fund in connection with the Reorganization.

Capitalization Table as of June 30, 2016 (Unaudited) (if only the Value Fund Reorganization had occurred)

	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Pro Forma Adjustments		Nuveen NWQ Global Equity Income Fund Pro Forma (Value Fund Reorganization)(1)
Net Assets
Class A	$80,119,795	$1,599,347	$(5,175,436	)(2)	$76,543,706
Class C	72,821,746	381,761	(4,704,009	)(2)	68,499,498
Class R3	2,267,436	305,706	(146,468	)(2)	2,426,674
Class I	105,123,304	49,541,635	(6,790,567	)(2)	147,874,372

Total	$260,332,281	$51,828,449	$(16,816,480)		$295,344,250

Shares Outstanding
Class A	2,651,128	65,351	411,175	(3)	3,127,654
Class C	2,500,348	15,635	289,408	(3)	2,805,391
Class R3	75,012	12,500	11,712	(3)	99,224
Class I	3,459,299	2,023,898	557,841	(3)	6,041,038

Total	8,685,787	2,117,384	1,270,136		12,073,307

Net Asset Value Per Share
Class A	$30.22	$24.47			$24.47
Class C	$29.12	$24.42			$24.42
Class R3	$30.23	$24.46			$24.46
Class I	$30.39	$24.48			$24.48

Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of June 30, 2016, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about November 18, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	The costs associated with the proposed Reorganization are estimated to be approximately $250,000, of which approximately $110,000 is expected to be charged to the Value Fund and approximately $140,000 is expected to be charged to the Adviser, as further described in this Joint Proxy Statement/Prospectus. The Acquiring Fund is not expected to realize cost savings from the Reorganization, and therefore no costs are expected to be charged to the Acquiring Fund. Based on current expense levels, it is anticipated that the Value Fund’s expenses will exceed its expense cap and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the Value Fund, and, therefore, the figures do not reflect the $110,000 expected to be charged to the Value Fund or the other costs of the Reorganization described above. Furthermore, the figures assume the Value Fund distributes its undistributed net investment income of $3,756,082 and accumulated net realized gains of $13,060,398 prior to the Reorganization.
(3)	Reflects the issuance by the Acquiring Fund of approximately 3,062,303 Class A shares, 2,789,756 Class C shares, 86,724 Class R3 shares and 4,017,140 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Value Fund in connection with the Reorganization.

Capitalization Table as of June 30, 2016 (Unaudited) (if both Reorganizations had occurred)

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Pro Forma Adjustments		Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations)(1)
Net Assets
Class A	$25,612,173	$80,119,795	$1,599,347	$(5,318,522	)(2)	$102,012,793
Class C	23,782,467	72,821,746	381,761	(4,836,873	)(2)	92,149,101
Class R3	383,659	2,267,436	305,706	(148,611	)(2)	2,808,190
Class I	27,311,896	105,123,304	49,541,635	(6,943,148	)(2)	175,033,687

Total	$77,090,195	$260,332,281	$51,828,449	$(17,247,154)		$372,003,771

Shares Outstanding
Class A	1,008,699	2,651,128	65,351	443,169	(3)	4,168,347
Class C	946,268	2,500,348	15,635	311,708	(3)	3,773,959
Class R3	15,147	75,012	12,500	12,165	(3)	114,824
Class I	1,075,539	3,459,299	2,023,898	591,828	(3)	7,150,564

Total	3,045,653	8,685,787	2,117,384	1,358,870		15,207,694

Net Asset Value Per Share
Class A	$25.39	$30.22	$24.47			$24.47
Class C	$25.13	$29.12	$24.42			$24.42
Class R3	$25.33	$30.23	$24.46			$24.46
Class I	$25.39	$30.39	$24.48			$24.48

Shares Authorized
Class A	Unlimited	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of June 30, 2016, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about November 18, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	The costs associated with the proposed Reorganizations are estimated to be approximately $340,000, of which approximately $80,000 is expected to be charged to the All-Cap Fund, approximately $110,000 is expected to be charged to the Value Fund and approximately $150,000 is expected to be charged to the Adviser, as further described in this Joint Proxy Statement/Prospectus. The Acquiring Fund is not expected to realize cost savings from the Reorganizations, and therefore no costs are expected to be charged to the Acquiring Fund. Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their respective expense caps and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to each Target Fund, and, therefore, the figures do not reflect the $80,000 and $110,000 expected to be charged to the All-Cap Fund and the Value Fund, respectively, or the other costs of the Reorganization described above. Furthermore, figures assume that, prior to the Reorganizations, the All-Cap Fund and the Value Fund distribute undistributed net investment income of $430,674 and $3,756,082, respectively, and the Value Fund distributes accumulated net realized gains of $13,060,398.
(3)	Reflects the issuance by the Acquiring Fund of approximately 1,040,693 Class A shares, 968,568 Class C shares, 15,600 Class R3 shares and 1,109,527 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the All-Cap Fund, and the issuance by the Acquiring Fund of approximately 3,062,303 Class A shares, 2,789,756 Class C shares, 86,724 Class R3 shares and 4,017,140 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Value Fund in connection with the Reorganizations.

Capitalization Table as of June 30, 2016 (Unaudited) (if both Reorganizations and the Merger had occurred)

	All-Cap Fund	Value Fund	Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	Nuveen NWQ Global Equity Income Fund Pro Forma (Both Reorganizations and the Merger)(1)
Net Assets
Class A	$25,612,173	$80,119,795	$1,599,347	$192,743,364
Class C	23,782,467	72,821,746	381,761	92,149,101
Class R3	383,659	2,267,436	305,706	2,808,190
Class I	27,311,896	105,123,304	49,541,635	175,033,687

Total	$77,090,195	$260,332,281	$51,828,449	$462,734,342

Shares Outstanding
Class A	1,008,699	2,651,128	65,351	7,875,691
Class C	946,268	2,500,348	15,635	3,773,959
Class R3	15,147	75,012	12,500	114,824
Class I	1,075,539	3,459,299	2,023,898	7,150,564

Total	3,045,653	8,685,787	2,117,384	18,915,038

Net Asset Value Per Share
Class A	$25.39	$30.22	$24.47	$24.47
Class C	$25.13	$29.12	$24.42	$24.42
Class R3	$25.33	$30.23	$24.46	$24.46
Class I	$25.39	$30.39	$24.48	$24.48

Shares Authorized
Class A	Unlimited	Unlimited	Unlimited	Unlimited
Class C	Unlimited	Unlimited	Unlimited	Unlimited
Class R3	Unlimited	Unlimited	Unlimited	Unlimited
Class I	Unlimited	Unlimited	Unlimited	Unlimited

(1)	The pro forma balances are presented as if the Reorganizations and the Merger were effective as of June 30, 2016, and are presented for informational purposes only. The actual Closing Dates of the Reorganizations and the Merger are expected to be on or about November 18, 2016 and October 7, 2016, respectively, or such later times agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C, Class R3 and Class I shares of the Acquiring Fund pursuant to the Agreements will be passed on by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Information Filed with the Securities and Exchange Commission

This Joint Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the All-Cap Fund is Registration No. 811-08333, the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Value Fund and the Acquiring Fund is Registration No. 811-07619. Such Prospectuses and Statements of Additional Information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

In addition, the annual and semi-annual reports for Nuveen Global Equity Income Fund are incorporated herein by reference, insofar as those documents relate to Nuveen Global Equity Income Fund. The SEC file number for the annual and semi-annual reports for Nuveen Global Equity Income Fund is File No. 811-21903.

PROPOSAL NO. 2—APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Under separate investment management agreements between Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) and Nuveen Investment Trust II, on behalf of the All-Cap Fund, and between Nuveen Fund Advisors and Nuveen Investment Trust, on behalf of the Value Fund (each an “Investment Management Agreement” and together, the “Investment Management Agreements”), Nuveen Fund Advisors serves as each Target Fund’s investment adviser and is responsible for each Target Fund’s overall investment strategy and the implementation thereof. The Investment Management Agreement with respect to the All-Cap Fund, which is dated October 1, 2014, was approved by the shareholders of the All-Cap Fund on September 19, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 24-26, 2016. The Investment Management Agreement with respect to the Value Fund, which is dated October 1, 2014, was approved by the shareholders of the Value Fund on September 19, 2014 and was last approved for continuance by the Board at an in-person meeting held on May 24-26, 2016.

Tradewinds Global Investors, LLC (previously defined as “Tradewinds”), an affiliate of the Adviser, served as the sub-adviser to each Target Fund until August 1, 2016, pursuant to investment sub-advisory agreements between Nuveen Fund Advisors and Tradewinds with respect to each Target Fund (each a “Former Sub-Advisory Agreement” and together, the “Former Sub-Advisory Agreements”).

As part of an internal reorganization, the Adviser intends to wind down the operations of Tradewinds and has transferred a number of Tradewinds’ existing equity mandates to NWQ Investment Management Company, LLC (previously defined as “NWQ”), also an affiliate of the Adviser. In connection with the wind down of Tradewinds, Nuveen Fund Advisors recommended the appointment of NWQ to replace Tradewinds as the sub-adviser to each Target Fund.

At an in-person meeting held on May 24-26, 2016, the Target Funds’ Board, including the Board Members who are not parties to the Investment Management Agreement or any sub-advisory agreement entered into by Nuveen Fund Advisors with respect to the Target Funds or who are not otherwise “interested persons” (as defined in the 1940 Act) of the Funds, the Adviser or any sub-adviser (previously defined as the “Independent Board Members”), unanimously approved the appointment of NWQ as the sub-adviser to each Target Fund on an interim basis pursuant to interim sub-advisory agreements between Nuveen Fund Advisors and NWQ with respect to each Target Fund (each an “Interim Sub-Advisory Agreement” and together, the “Interim Sub-Advisory Agreements”) as permitted by Rule 15a-4 under the 1940 Act, with NWQ’s services beginning on August 1, 2016. NWQ’s appointment as sub-adviser with respect to each Target Fund pursuant to the Interim Sub-Advisory Agreements will continue until the earlier of (1) 150 days after August 1, 2016, and (2) the Closing Date of the Reorganization with respect to the Target Fund described under “Proposal No. 1.”

In the event a Reorganization is not approved by shareholders, or is not consummated prior to the termination of the Target Fund’s Interim Sub-Advisory Agreement, at the in-person meeting held on May 24-26, 2016, the Board, including the Independent Board Members, also unanimously approved the longer term appointment of NWQ as the sub-adviser to each Target Fund pursuant to new sub-advisory agreements between Nuveen Fund Advisors and NWQ (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”) and unanimously recommended approval of the New Sub-Advisory Agreements by the shareholders of the respective Target Funds.

As further described below under “Board Considerations,” the Board concluded that the terms of the New Sub-Advisory Agreements were fair and reasonable and that the sub-adviser’s fees are reasonable in light of the services to be provided to the Target Funds.

If the shareholders of a Target Fund approve the New Sub-Advisory Agreement for their Fund and the Reorganization of the Fund is not approved, or is not consummated prior to the termination of the Interim Sub-Advisory Agreement, NWQ will continue to serve as the sub-adviser to the Target Fund under the terms of the New Sub-Advisory Agreement.

Comparison of Former Sub-Advisory Agreements and New Sub-Advisory Agreements

With the exception of the identity of the sub-adviser and the date of effectiveness, the terms of the New Sub-Advisory Agreements are substantially identical to those of the Former Sub-Advisory Agreements, with respect to each Target Fund. If approved by its respective shareholders, each Target Fund’s New Sub-Advisory Agreement is set to expire initially on August 1, 2017, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. A form of the New Sub-Advisory Agreement is attached hereto as Appendix B.

Below is a comparison of certain terms of the Former Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Sub-Advisory Services

The types of sub-advisory services to be provided by NWQ to each Target Fund under its New Sub-Advisory Agreement will be identical to those sub-advisory services provided by Tradewinds under such Target Fund’s Former Sub-Advisory Agreement. Both the Former Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities, subject to the oversight of the Board and the Adviser. Both the Former Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that, in performing its duties, the sub-adviser will monitor the respective Target Fund’s investments and will comply with the provisions of the Target Fund’s organizational documents and the stated investment objective, policies and restrictions of the Target Fund.

Brokerage

Both the Former Sub-Advisory Agreements and the New Sub-Advisory Agreements authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Fund, subject to the sub-adviser’s obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees

Under both the Former Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser pays the sub-adviser a portfolio management fee, payable monthly, out of the investment management fee that the Adviser receives from the Target Fund as compensation for the services provided by the sub-adviser. For each Target Fund, under its Former Sub-Advisory Agreement and the

New Sub-Advisory Agreement, the sub-adviser receives a portfolio management fee equal to 50.0% of the remainder of (a) the investment management fee payable by the Target Fund to the Adviser less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Target Fund.

The following table sets forth the fees that the Adviser paid to Tradewinds for portfolio management services with respect to each Target Fund during the Fund’s fiscal year indicated below.

	Fees Under Old Sub-Advisory Agreement	Fiscal Year Ended
All-Cap Fund	$600,388	July 31, 2015
Value Fund	$1,133,947	June 30, 2016

Payment of Expenses

Under the Former Sub-Advisory Agreements and the New Sub-Advisory Agreements, the sub-adviser will pay all expenses it incurs in connection with its activities under the agreement other than the cost of securities (including brokerage commission, if any) purchased for the Target Funds.

Limitation on Liability

The Former Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the respective Target Fund in connection with the performance of the sub-adviser’s duties under the agreement except for a loss resulting from the sub-adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Term

The Former Sub-Advisory Agreements originally were in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The New Sub-Advisory Agreements, if approved by shareholders of the respective Target Fund, shall run for an initial period until August 1, 2017. The New Sub-Advisory Agreements shall continue in force from year to year after the initial period, but only as long as such continuance is specifically approved with respect to a Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination

Each Former Sub-Advisory Agreement and New Sub-Advisory Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party to the agreement on sixty (60) days’ written notice to the other. The Former Sub-Advisory Agreements and the New Sub-Advisory Agreements may also be terminated with respect to a Target Fund by action of the Target Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

Each Former Sub-Advisory Agreement and each New Sub-Advisory Agreement also provide for termination at any time, without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the respective Target Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of officer or director of the sub-adviser has taken any action that results in a breach of the covenants of the sub-adviser set forth in the respective agreement.

Information about NWQ

NWQ is an affiliate of Nuveen Fund Advisors, the investment adviser to the Funds. Both the Adviser and NWQ are wholly-owned subsidiaries of Nuveen Investments located at 333 West Wacker Drive, Chicago, Illinois 60606, an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA, located at 730 Third Avenue, New York, New York 10017, is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”).

In addition to serving as sub-adviser of the Funds, NWQ also serves as the sub-adviser to the Nuveen NWQ Global All-Cap Fund (formerly known as the Nuveen NWQ Global Equity Fund), which has an investment objective similar to that of the All-Cap Fund. NWQ receives a sub-advisory fee with respect to the Nuveen NWQ Global All-Cap Fund equal to 50.00% of the remainder of (a) the investment management fee payable by the fund to the adviser based on average daily net assets pursuant to the management agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the adviser in respect of the fund.

The investment management fee schedule for Nuveen NWQ Global All-Cap Fund consists of two components: a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The annual fund-level fee, payable monthly, is based upon the average daily net assets of Nuveen NWQ Global All-Cap Fund as follows:

Average Total Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

The complex-level fee begins at a maximum rate of 0.2000% of Nuveen NWQ Global All-Cap Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for Nuveen NWQ Global All-Cap Fund is the fund-level fee plus 0.2000%. As of June 30, 2016, the effective complex-level fee for Nuveen NWQ Global All-Cap Fund was 0.1614% of the fund’s average daily net assets.

For the fiscal year ended June 30, 2016, the adviser waived fees and reimbursed expenses in excess of the management fees paid by Nuveen NWQ Global All-Cap Fund. As of June 30, 2016, the Nuveen NWQ Global All-Cap Fund had net assets of $1,191,470. NWQ does not serve as sub-adviser to any funds with an investment objective similar to that of the Value Fund.

Certain information regarding the executive officers and directors of NWQ is set forth in the table below.

Principal Executive Officer and Directors
Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of NWQ Investment Management Company, LLC
Jon D. Bosse	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President and Chief Investment Officer	Kevin J. McCarthy Gifford R. Zimmerman

John E. Conlin	2049 Century Park East 16th Floor Los Angeles, California 90067	Co-President

Avi M. Mizrachi	2049 Century Park East 16th Floor Los Angeles, California 90067	Managing Director, General Counsel, Chief Compliance Officer and Assistant Secretary

BOARD CONSIDERATIONS

The Approval Process

The Board is responsible for overseeing the performance of the investment advisers to the Target Funds and determining whether to approve the Target Funds’ advisory arrangements, including sub-advisory arrangements. Prior to August 1, 2016, Tradewinds served as the sub-adviser to each of the Target Funds. During the course of the year, the Adviser discussed several proposals with the Board in connection with an internal reorganization, including the wind down of the operations of Tradewinds and the transfer of a number of Tradewinds’ existing equity mandates to NWQ. In light of the foregoing, the Adviser considered various options relating to the Target Funds. In this regard, the Adviser recommended, and the Board approved, the Reorganization of each Target Fund into the Acquiring Fund. The Adviser also recommended, and the Board approved, the Interim Sub-Advisory Agreement for each Target Fund pursuant to which NWQ serves as the new sub-adviser for the Target Fund replacing Tradewinds, which became effective August 1, 2016 for a maximum of 150 days after its effective date. In the event the Reorganization with respect to a Target Fund is not approved by the shareholders of such Fund, or is not consummated prior to the termination of the Target Fund’s Interim Sub-Advisory Agreement, the Adviser also recommended, and the Board approved, the longer term appointment of NWQ as the sub-adviser to such Target Fund pursuant to the New Sub-Advisory Agreement for the Target Fund.

During the course of various meetings, the Adviser made various presentations, and the Board received a variety of materials, relating to the proposed Reorganization of each Target Fund, including, among other things: a comparison of the investment mandates of the Acquiring Fund and the Target Funds; a comparison of the historic performance of the Acquiring Fund (Class A) and the Target Funds (Class A); a comparison of fees and expenses of the Acquiring Fund and the Target Funds; and potential alternatives to the proposed Reorganization. In addition to the foregoing materials, the Board completed its annual review of advisory agreements on behalf of the Target Funds at the May Meeting and received extensive information regarding NWQ and the Target Funds prepared for such review. The Board considered, among other things:

•	the nature, extent and quality of services expected to be provided by NWQ;

•	the organization of NWQ, including the responsibilities of key investment personnel;

•	the expertise, background and investment approach of NWQ;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments and its affiliates (including NWQ) for their advisory activities;

•	the proposed sub-advisory fee of NWQ;

•	the expenses of the Target Funds, including comparisons of each Target Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of NWQ.

At the May Meeting and prior meetings, the Adviser made presentations to and responded to questions from the Board. During these meetings, the Independent Board Members met privately with their legal counsel to, among other things, review the duties of the Board under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Target Fund, including among other things: (1) the nature, extent and quality of the services to be provided by NWQ; (2) investment performance, as described below; (3) the sub-advisory fees and the profitability of NWQ; (4) the extent of any anticipated economies of scale; (5) any benefits expected to be derived by NWQ from its relationship with each Target Fund; and (6) other factors. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each New Sub-Advisory Agreement. The principal factors considered by the Board and its conclusions are described below.

1.	Nature, Extent and Quality of Services

In considering the New Sub-Advisory Agreements, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Target Funds by NWQ, including the portfolio management services. As NWQ already serves as a sub-adviser to other Nuveen funds overseen by the Board members, the Board has a good understanding of NWQ’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently sub-advised by NWQ, the Independent Board Members also have relied upon their knowledge from their meetings and any other interactions throughout the year with respect to NWQ in evaluating the New Sub-Advisory Agreements.

At the May Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, NWQ’s organization and business, the types of services that NWQ provides to the Nuveen funds and is expected to provide to the Target Funds; the experience of NWQ with equity strategies; the historic performance of the funds sub-advised by NWQ; and NWQ’s investment team and its investment approach. In evaluating the services of NWQ, the Independent Board Members noted that, as sub-adviser, NWQ would essentially be providing portfolio management services only, and NWQ was not expected to supply significant administrative services to the Target Funds. The types of sub-advisory services to be provided by NWQ to each Target Fund under the New Sub-Advisory Agreement for such Target Fund will be identical to those sub-advisory services previously provided by Tradewinds to the Target Fund under the respective Former Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to each Target Fund under its respective New Sub-Advisory Agreement were satisfactory and supported approval of such New Sub-Advisory Agreement.

2.	Investment Performance

The Board noted that there is no performance record for the Target Funds with NWQ as the sub-adviser. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds sub-advised by NWQ, including the Acquiring Fund, which, like the Target Funds, employs an equity strategy encompassing all market capitalizations (although, unlike the Target Funds, the Acquiring Fund also focuses on income producing securities).

3.	Fees, Expenses and Profitability

a.	Fees and Expenses

In evaluating the management fees and expenses that each Target Fund was expected to bear, the Independent Board Members considered, among other things, each Target Fund’s management fees and net total expense ratio (based on average net assets for the latest fiscal year), as well as the management fees and expense levels of a comparable group of peers selected by an independent third-party fund data provider. The Board further considered the proposed sub-advisory fee for NWQ. The Board recognized that the terms of the New Sub-Advisory Agreement with NWQ for each Target Fund, subject to limited exceptions, were substantially identical to those of the Former Sub-Advisory Agreement with Tradewinds for such Target Fund. Accordingly, the Board recognized that NWQ’s portfolio management fee for sub-advising each Target Fund would be the same as Tradewinds’ portfolio management fee. The Board observed that the appointment of NWQ does not change the management fee of either Target Fund as the Adviser pays the sub-adviser out of the management fee it receives from the Target Funds. In addition, as NWQ already serves as sub-adviser to other Nuveen funds, the Independent Board Members were familiar with the sub-advisory fee NWQ assesses for such other funds.

b.	Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NWQ’s fee rate for portfolio management services provided to other Nuveen funds (including the Acquiring Fund) and other clients (including retail wrap accounts, registered investment adviser accounts and institutional managed accounts). The Board reviewed the average fee and fee range that NWQ assessed these other clients.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NWQ’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to each Target Fund.

c.	Profitability of NWQ

In conjunction with their annual review, the Independent Board Members considered the profitability of Nuveen Investments and its affiliates (including NWQ) for their advisory activities and financial condition. At the May Meeting, the Independent Board Members reviewed, among other things, NWQ’s revenues, expenses, and net revenue margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen Investments. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Based on their review, the Independent Board Members have determined that NWQ’s level of profitability is reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NWQ as well as any indirect benefits (such as soft dollar arrangements), if any, NWQ and its affiliates are expected to receive that are directly attributable to the management of the Target Funds. See Section 5 below for additional information on indirect benefits NWQ and its affiliates may receive as a result of their relationship with the Target Funds. Based on their review of the overall arrangements of the Target Funds, the Independent Board Members determined that the sub-advisory fee of each Target Fund was reasonable.

4.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Target Funds could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex to the Adviser are comprised of a fund-level component and a complex-level component. The complex-level component provides for additional breakpoints as assets in the fund complex increase. As each Target Fund pays the management fee to the Adviser and the Adviser in turn pays NWQ, however, the Board recognized that the sharing of benefits from economies of scale is reflected in fund-level and complex-level breakpoints in the management fees at the Adviser level and the appointment of NWQ does not change the management fees paid by the Target Funds or the sharing of economies of scale reflected in such advisory fee schedule.

Considering the factors above, the Independent Board Members concluded that the proposed sub-advisory fee for each Target Fund was acceptable.

5.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NWQ or its affiliates may receive as a result of their relationship with the Target Funds. In this regard, the Independent Board Members recognized that an affiliate of NWQ served as the Target Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by such affiliate during the last calendar year.

In addition to the above, the Independent Board Members considered that NWQ may benefit from soft dollar arrangements pursuant to which NWQ may receive research from brokers that execute a Target Fund’s portfolio transactions. The Board, however, has recognized that the research received pursuant to soft dollar arrangements by NWQ may also benefit a Target Fund and shareholders to the extent the research enhances the ability of NWQ to manage such Target Fund. The Independent Board Members further noted that NWQ’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NWQ and its affiliates as a result of their relationship with the Target Funds were reasonable and within acceptable parameters.

6.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board members, including a majority of the Independent Board Members, concluded that the terms of the New Sub-Advisory Agreements are fair and reasonable, that NWQ’s fees are reasonable in light of the services to be provided to the Target Funds and that the New Sub-Advisory Agreements should be and were approved. The Board unanimously recommended that shareholders approve the New Sub-Advisory Agreement for each Target Fund.

7.	Approval of Interim Sub-Advisory Agreements

At the May Meeting, the Board members, including the Independent Board Members, unanimously approved the Interim Sub-Advisory Agreement for each Target Fund. The terms of the Interim Sub-Advisory Agreement with NWQ for each Target Fund are substantially identical to those of the Former Sub-Advisory Agreement and New Sub-Advisory Agreement for such Target Fund, except that the Interim Sub-Advisory Agreement will have a term expiring on the earlier of 150 days after its effective date or the date the Reorganization is consummated. In light of the foregoing, the Board members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to each Target Fund under the Interim Sub-Advisory Agreement with NWQ for such Target Fund are at least equivalent to the scope and quality of services provided under the corresponding Former Sub-Advisory Agreement.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of August 12, 2016, the record date with respect to the Joint Special Meeting of the Target Funds, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined Fund that would have been owned by such parties under the following four scenarios, each assuming the Reorganization(s) and the Merger had occurred on August 12, 2016: (i) assuming only the Reorganization of the All-Cap Fund into the Acquiring Fund occurred, (ii) assuming only the Reorganization of the Value Fund into the Acquiring Fund occurred, (iii) assuming both Reorganizations occurred, and (iv) assuming both Reorganizations and the Merger occurred. These amounts may differ on the closing date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of a Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

All-Cap Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd floor Jersey City, NJ 07311	21.00%	19.67%	N/A	15.02%	4.73%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-2010	9.83%	9.21%	N/A	7.94%	2.50%

	MLPF&S For Its Customers 4800 Deer Lake Dr. Floor 3 Jacksonville, FL 32246-6484	9.75%	9.13%	N/A	12.03%	3.79%

	American Enterprise Investment Serv. 707 2nd Ave S Minneapolis, MN 55402-2405	9.72%	9.11%	N/A	10.11%	3.18%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.71%	8.16%	N/A	7.87%	2.48%

	UBS WM USA Omni Account M/F 1000 Harbor Blvd Fl 5 Weehawken, NJ 07086-6761	8.28%	7.75%	N/A	1.97%	0.62%

All-Cap Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers 211 Main St San Francisco CA 94105-1905	8.09%	7.57%	N/A	6.27%	1.97%

	Charles Schwab & Co Inc. 211 Main St San Francisco CA 94105-1905	5.59%	5.23%	N/A	7.18%	2.26%

Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	34.92%	34.37%	N/A	27.92%	27.92%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.23%	14.00%	N/A	17.07%	17.07%

	MLPF&S For the Benefit of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	12.43%	12.23%	N/A	12.53%	12.53%

	UBS WM USA Omni Account M/F 1000 Harbor Blvd Fl. 5 Weehawken, NJ 07086-6761	10.41%	10.24%	N/A	9.89%	9.89%

Class R3	Mg Trust Company Cust. FBO Rixan Associates, Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	30.10%	16.39%	N/A	3.96%	3.96%

	Mid Atlantic Trust Company Automotive Employee 401(K) Plan 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	26.96%	14.68%	N/A	3.55%	3.55%

All-Cap Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
	Mid Atlantic Trust Company FBO Century Health, Inc. Retirement Plan 1251 Waterfront Pl Ste. 525 Pittsburgh PA 15222-4228	19.42%	10.57%	N/A	2.56%	2.56%

	Voya Retirement Insurance & Annuity Company One Orange Way B3N Windsor, CT 06095-4773	8.11%	4.41%	N/A	1.07%	1.07%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.10%	3.87%	N/A	0.94%	0.94%

Class I	UBS WM USA Omni Account M/F 1000 Harbor Blvd Fl. 5 Weehawken NJ 07086-6761	23.23%	7.03%	N/A	13.77%	13.77%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	16.29%	4.93%	N/A	14.28%	14.28%

	Wells Fargo Bank FBO 1525 West Wt Harris Blvd Charlotte, NC 28288-1076	13.52%	4.09%	N/A	2.01%	2.01%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	12.40%	3.75%	N/A	9.07%	9.07%

	MLPF&S For Its Customers 4800 Deer Lake Dr. E Floor 3 Jacksonville FL 32246-6484	9.69%	2.93%	N/A	6.47%	6.47%

	Charles Schwab & Co Inc. 211 Main St San Francisco, CA 94105-1905	8.73%	2.64%	N/A	1.30%	1.30%

	Mg Trust Company Cust. FBO Beatrice Community Hospital An 717 17th Street, Suite 1300 Denver CO 80202-3304	6.16%	1.86%	N/A	0.92%	0.92%

Value Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	13.44%	N/A	13.16%	15.02%	4.73%

	MLPF&S For Its Customers 4800 Deer Lake Dr. E Floor 3 Jacksonville FL 32246-6484	13.01%	N/A	12.74%	12.03%	3.79%

	American Enterprise Investment Serv. 707 2nd Ave S Minneapolis, MN 55402-2405	10.45%	N/A	10.23%	10.11%	3.18%

	Charles Schwab & Co Inc For Benefit of their Customers 211 Main St San Francisco CA 94105-1905	7.85%	N/A	7.68%	7.18%	2.26%

	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.78%	N/A	7.61%	7.87%	2.48%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-2010	7.51%	N/A	7.35%	7.94%	2.50%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.02%	N/A	6.03%	4.59%	1.45%

	Charles Schwab & Co Inc Special custody Acct FBO Customers 211 Main St San Francisco CA 94105-1905	5.82%	N/A	5.70%	6.27%	1.97%

Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	25.75%	N/A	25.61%	27.92%	27.92%

Value Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	18.10%	N/A	18.00%	17.07%	17.07%

	MLPF&S For Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	12.63%	N/A	12.56%	12.53%	12.53%

	UBS WM USA Omni Account M/F 1000 Harbor Blvd Fl 5 Weehawken, NJ 07086-6761	9.76%	N/A	9.17%	9.89%	9.89%

	Charles Schwab & Co Inc. Special Custody Acct FBO Customers 211 Main St San Francisco CA 94105-1905	5.75%	N/A	5.72%	4.30%	4.30%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0002	5.55%	N/A	5.52%	4.15%	4.15%

Class R3	MLPF&S For Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	51.92%	N/A	45.33%	39.36%	39.36%

	Massachusetts Mutual Life Insurance Company 1295 State Street C105 Springfield MA 01111-0001	34.76%	N/A	30.34%	26.35%	26.35%

	Mid Atlantic Trust Company FBO Todd G. Glazener, DDS, PA 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	5.63%	N/A	4.91%	4.26%	4.26%

Class I	First Clearing, LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	23.30%	N/A	13.93%	14.28%	14.28%

Value Fund
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	20.26%	N/A	12.12%	13.77%	13.77%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	14.19%	N/A	8.49%	9.07%	9.07%

	MLPF&S For Its Customers 4800 Deer Lake Dr. E Floor 3 Jacksonville FL 32246-6484	9.89%	N/A	5.91%	6.47%	6.47%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	5.61%	N/A	3.36%	2.86%	2.86%

	Wells Fargo Bank FBO Nuveen Investments 401(k) 1525 West WT Harris Blvd Charlotte NC 28288-1076	5.43%	N/A	3.25%	2.77%	2.77%

Nuveen NWQ Global Equity Income Fund (Acquiring Fund)
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers 211 Main St San Francisco CA 94105-1905	55.14%	3.49%	1.16%	0.89%	0.28%

	Nuveen Investments, Inc. 333 W Wacker Dr Chicago IL 60606-1220	18.70%	1.19%	0.39%	0.30%	0.09%

Nuveen NWQ Global Equity Income Fund (Acquiring Fund)
			Estimated Pro Forma Percentage of Ownership of Combined Fund After
Class	Name and Address of Owner	Percentage of Ownership	Reorganization of All-Cap Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Value Fund into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds into Nuveen NWQ Global Equity Income Fund	Reorganization of Both Target Funds and the Merger into Nuveen NWQ Global Equity Income Fund
	Stifel Bank & Trust as Agent Brian D Leaghty Trustee Brian D Leaghty Family Trust 17823 Osprey Pointe Pl Tampa FL 33647-2276	9.05%	0.57%	0.19%	0.15%	0.05%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.42%	0.41%	6.03%	4.59%	1.45%

	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.74%	0.36%	0.12%	0.09%	0.03%

Class C	Nuveen Investments, Inc. 333 W Wacker Dr Chicago IL 60606-1220	82.28%	1.32%	0.44%	0.33%	0.33%

	Stifel Nicholaus Custodian for Richard K. Larson IRA 17745 NATHANS DR Tampa FL 33647-2276	5.32%	0.09%	0.03%	0.02%	0.02%

Class R3	Nuveen Investments, Inc. 333 W Wacker Dr Chicago IL 60606-1220	100.00%	45.56%	12.70%	11.02%	11.02%

Class I	Teachers Insurance & Annuity Association 730 Third Ave New York NY 10017-3207	82.28%	57.39%	33.07%	28.16%	28.16%

	Nuveen Investments, Inc. 333 W Wacker Dr Chicago IL 60606-1220	12.55%	8.75%	5.04%	4.29%	4.29%

As of June 15, 2016, Nuveen Investments and its parent company, TIAA, owned approximately 93% of the outstanding shares of the Acquiring Fund. Accordingly, Nuveen Investments and TIAA are controlling shareholders of the Acquiring Fund. At these levels of ownership, before giving effect to the Reorganizations or the Merger, Nuveen Investments and TIAA would be able to determine the outcome of any item presented to shareholders for approval.

At the close of business on August 12, 2016, there were 958,405.288 Class A shares, 913,466.902 Class C shares, 14,515.043 Class R3 shares and 854,283.965 Class I shares of the All-Cap Fund outstanding. As of August 12, 2016, the Trustees and officers of the All-Cap Fund as a group owned less than 1% of the total outstanding shares of the All-Cap Fund and as a group owned less than 1% of each class of shares of the All-Cap Fund.

At the close of business on August 12, 2016, there were 2,561,438.771 Class A shares, 2,406,603.245 Class C shares, 70,925.695 Class R3 shares and 2,482,301.208 Class I shares of the Value Fund outstanding. As of August 12, 2016, the Trustees and officers of the Value Fund as a group owned less than 1% of the total outstanding shares of the Value Fund and as a group owned less than 1% of each class of shares of the Value Fund.

At the close of business on August 12, 2016, there were 66,839.225 Class A shares, 15,192.860 Class C shares, 12,500.000 Class R3 shares and 2,029,606.741 Class I shares of the Acquiring Fund outstanding. As of August 12, 2016, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Joint Proxy Statement/Prospectus Delivery

Please note that only one Joint Proxy Statement/Prospectus may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Joint Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of a Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganizations

With respect to the Reorganization of each of the All-Cap Fund and the Value Fund, approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the respective Target Fund.

Shareholder Approval of the New Sub-Advisory Agreements

A Target Fund’s New Sub-Advisory Agreement must be approved by a vote of a “majority of the Target Fund’s outstanding voting securities” as defined in the 1940 Act. This term means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Voting by Proxy

Each valid proxy given by a shareholder of a Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Joint Special Meeting with respect to that Target Fund on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the applicable Target Fund’s Reorganization and sub-advisory agreement. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the applicable Target Fund’s proposals and have the same effect as a vote “AGAINST” the proposals.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with their applicable Target Fund(s) a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Joint Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Joint Special Meeting and wish to do so.

Quorum and Other Voting Requirements

With respect to each of the All-Cap Fund and the Value Fund, the presence in person or by proxy of the holders of a majority of the voting power of the shares of beneficial interest issued, outstanding and entitled to vote at the Joint Special Meeting shall constitute a quorum for the transaction of any business of the Fund.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Joint Special Meeting with respect to a Fund, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Joint Special Meeting to permit further solicitation of proxies. A Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of each Target Fund are solicited by the Board of Trustees of the Target Fund. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of a Target Fund other than as indicated above, but if other matters are properly brought before the Joint Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[•], 2016

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

Appendix A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], 2016 by Nuveen Investment Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of the Acquiring Trust, and [•], a Massachusetts business trust ([the “Target Trust”]), on behalf of [•] Fund (the “Target Fund”), a series of [•], and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class R3 and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a separate series of [the Target Trust] and the Acquiring Fund is a separate series of the Acquiring Trust, and [the Target Trust] and the Acquiring Trust are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Fund Board”) and the Board of Trustees of [the Target Trust] (the “Target Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Class A, Class C, Class R3 and Class I Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on [•], 2016 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Class A, Class C, Class R3 and Class I Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Class A, Class C, Class R3 and Class I Acquiring Fund Shares to be credited at the Closing to the Secretary of [the Target Trust] or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    [The Target Trust], on behalf of the Target Fund, represents and warrants as follows:

(a)        [The Target Trust] is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of [the Target Trust] duly authorized in accordance with the applicable provisions of [the Target Trust]’s Declaration of Trust.

(c)        [The Target Trust] is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of [•]’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of [•], and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [•], and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        [The financial statements of the Target Fund as of [•] and for the six month period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [•], and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.]

(i)        Since the date of the financial statements referred to in subsection (•) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (•), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Target Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by [the Target Trust] with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of June 30, 2016 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2016, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    [The Target Trust] will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by [the Target Trust]’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, [the Target Trust], the Acquiring Fund or the Acquiring Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, [the Target Trust], the Acquiring Fund and the Acquiring Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by [the Target Trust]’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of [the Target Trust], on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of [the Target Trust].

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of [the Target Trust]’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion from Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        [The Target Trust] is a validly existing voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by [the Target Trust], on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate [the Target Trust]’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) [the Target Trust] is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C., and an opinion from Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the

Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1        Each Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) based on such Fund’s respective portion of the projected cost savings during the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization Expenses would cause a Fund to exceed its expense cap then in effect, the Adviser or an affiliate thereof will reimburse the portion of Reorganization Expenses necessary for the Fund to operate within its cap. The Adviser or an affiliate thereof will pay the Reorganization Expenses allocated to a Fund to the extent such allocated Reorganization Expenses exceed the Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization is not consummated, the Adviser or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by (i) [the Target Trust]’s Chief Administrative Officer or any Vice President of [the Target Trust], and (ii) the Acquiring Trust’s Chief Administrative Officer or any Vice President of the Acquiring Trust, without further action by the Target Fund Board or Acquiring Fund Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of [the Target Trust] or the Acquiring Trust.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of [the Target Trust] and the officers of the Acquiring Trust as such officers are specifically authorized by the Target Fund Board and the Acquiring Fund Board, respectively; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either [the Target Trust] or the Acquiring Trust, personally, but shall bind only the property of such Fund, as provided in

[the Target Trust]’s Declaration of Trust and the Acquiring Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and the Trustees of [the Target Trust], on behalf of the Target Fund, and signed by the respective authorized officers of [the Target Trust] and the Acquiring Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in [the Target Trust]’s Declaration of Trust and the Acquiring Trust’s Declaration of Trust.

13.6        It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

, [TRUST], on behalf of [Target Fund]

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN INVESTMENT TRUST, on behalf of Nuveen NWQ Global Equity Income Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

Appendix B

Form of New Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS              day of                 , by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and NWQ Investment Management Company, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for                                  Fund (the “Fund”), a series of                              (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        APPOINTMENT.    Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        SERVICES TO BE PERFORMED.    Subject always to the supervision of Manager and the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust and By-laws, the Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to Manager and the Trust’s Board of Trustees with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, the Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of the Trust, Manager or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)        will report regularly to Manager and the Trust’s Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d)        will prepare such books and records with respect to the Fund’s securities transactions as requested by Manager and will furnish Manager and the Trust’s Board of Trustees such periodic and special reports as Manager or the Board of Trustees may reasonably request; and

(e)        will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, upon the request of Manager, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3.        EXPENSES.    During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

4.        COMPENSATION.    For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for Fund equal to 50.0% of the remainder of (a) the investment management fee payable by the Fund to the Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Trust, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of the Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.        SERVICES TO OTHERS.    Manager understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        LIMITATION OF LIABILITY.    Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        TERM; TERMINATION; AMENDMENT.    This Agreement shall become effective on                  and shall run for an initial period until August 1, 2017. This Agreement shall continue in force from year to year after the initial period, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that, if the continuation of this Agreement is not approved, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the other. This Agreement may also be terminated by the Trust with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated at any time without the payment of any penalty by the Manager or the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8.        NOTICE.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Kevin J. McCarthy	NWQ Investment Management Company, LLC 2049 Century Park East, Suite 1600 Los Angeles, CA 90067 Attention: John E. Conlin

or at such other address as such party may designate for the receipt of such notice.

9.        LIMITATIONS ON LIABILITY.    All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the Fund, for the enforcement of any claims.

10.        MISCELLANEOUS.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.        APPLICABLE LAW.    This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company		NWQ Investment Management Company, LLC, a Delaware limited liability company

By:		By:
Title:	Managing Director	Title:	Managing Director

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	TW 1016

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 8, 2016

Please detach at perforation before mailing.

NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 8, 2016	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES.  The undersigned shareholder(s) of Nuveen Tradewinds Global All-Cap Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen L. Prudhomme or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Tradewinds Global All-Cap Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 8, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Tradewinds Global All-Cap Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NWG_28092_081516

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Tradewinds Global All-Cap Fund

Shareholders Meeting to Be Held on November 8, 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Tradewinds Global All-Cap Fund (the “Target Fund”) would (i) transfer all of its assets to Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”) in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the Class A, Class C, Class R3, and Class I shareholders of the Target Fund, and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to Nuveen Tradewinds Global All-Cap Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NWG_28092_081516

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, Illinois 60606 on November 8, 2016

Please detach at perforation before mailing.

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 8, 2016	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Tradewinds Value Opportunities Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen L. Prudhomme or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Tradewinds Value Opportunities Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 8, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Tradewinds Value Opportunities Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NVO_28092_081516

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Tradewinds Value Opportunities Fund

Shareholders Meeting to Be Held on November 8, 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Tradewinds Value Opportunities Fund (the “Target Fund”) would (i) transfer all of its assets to Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”) in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the Class A, Class C, Class R3, and Class I shareholders of the Target Fund, and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC with respect to Nuveen Tradewinds Value Opportunities Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NVO_28092_081516

SUBJECT TO COMPLETION,

DATED SEPTEMBER 20, 2016

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN NWQ GLOBAL EQUITY INCOME FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

and

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2016 for use in connection with the joint special meeting of shareholders of Nuveen Tradewinds Global All-Cap Fund (the “All-Cap Fund”), a series of Nuveen Investment Trust II, and Nuveen Tradewinds Value Opportunities Fund (the “Value Fund”), a series of Nuveen Investment Trust, to be held on November 8, 2016 at 2:00 p.m., Central time and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). The All-Cap Fund and the Value Fund are referred to herein individually as a “Target Fund” and collectively as the “Target Funds.” At the Joint Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of their Target Fund into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, as described in the Joint Proxy Statement/Prospectus. The Target Funds and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing to Nuveen Investment Trust II or Nuveen Investment Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The All-Cap Fund’s Statement of Additional Information, dated November 30, 2015 (as filed November 27, 2015) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the All-Cap Fund. The Value Fund’s Statement of Additional Information, dated October 30, 2015 (as filed October 28, 2015) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Value Fund. The Acquiring Fund’s Statement of Additional Information, dated October 30, 2015 (as filed October 23, 2015) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the following transactions had been consummated on June 30, 2016 (i) the Reorganizations only, and (ii) the Reorganizations and the merger of Nuveen Global Equity Income Fund (“Merger Target Fund”) with and into a wholly-owned subsidiary of the Acquiring Fund (the “Merger”).

The audited financial statements and related independent registered public accounting firm’s report for the All-Cap Fund are contained in the All-Cap Fund’s Annual Report for the fiscal year ended July 31, 2015 (as filed October 8, 2015) (File No. 811-08333), and the unaudited financial statements for the All-Cap Fund are contained in the All-Cap Fund’s Semi-Annual Report for the six-month period ended January 31, 2016 (as filed April 7, 2016) (File No. 811-08333), each of which is incorporated herein by reference only insofar as they relate to the All-Cap Fund. No other parts of the All-Cap Fund’s Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Value Fund are contained in the Value Fund’s Annual Report for the fiscal year ended June 30, 2016 (as filed September 7, 2016) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to the Value Fund. No other parts of the Value Fund’s Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended June 30, 2016 (as filed September 7, 2016) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts of the Acquiring Fund’s Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for Nuveen Global Equity Income Fund are contained in the Merger Target Fund’s Annual Report for the fiscal year ended December 31, 2015 (as filed March 9, 2016), and the unaudited financial statements for Nuveen Global Equity Income Fund are contained in the Merger Target Fund’s Semi-Annual Report for the six-month period ended June 30, 2016 (as filed September 7, 2016), each of which is incorporated herein by reference only insofar as they relate to Nuveen Global Equity Income Fund. The SEC file number for Nuveen Global Equity Income Fund’s Annual and Semi-Annual Reports is File No. 811-21903. No other parts of the Merger Target Fund’s Annual Report or Semi-Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is [•] 2016.

Appendix A

Pro Forma Financial Information

I. Pro Forma Financial Information (Unaudited)—Reorganizations Only

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon the respective Target Fund obtaining the requisite shareholder approval and satisfying other closing conditions. An unfavorable vote on a Target Fund’s Reorganization by the Target Fund’s shareholders will not affect the closing of the Reorganization with respect to the other Target Fund, if such Reorganization is approved by the shareholders of such other Target Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and the Acquiring Fund as of June 30, 2016. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in the Funds’ respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed Reorganizations of the Target Funds into the Acquiring Fund pursuant to each Target Fund’s Agreement and Plan of Reorganization (each, a “Plan” and collectively, the “Plans”) as if the Reorganizations occurred as of the beginning of the period listed below.

Target Funds	Acquiring Fund	12-Month Period Ended
All-Cap Fund	Nuveen NWQ Global Equity Income Fund	June 30, 2016

Value Fund	Nuveen NWQ Global Equity Income Fund	June 30, 2016

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by a Target Fund or its shareholders as a direct result of such Target Fund’s Reorganization. Each Target Fund and the Acquiring Fund are series of registered open-end management investment companies. Each Reorganization will be accomplished by the acquisition of all the assets and the assumption of all the liabilities of a Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that prior to their respective Reorganizations the All-Cap Fund and the Value Fund distribute undistributed net investment income of $430,674 and $3,756,082, respectively, and the Value Fund distributes accumulated net realized gains of $13,060,398.

NWQ was appointed as the Target Funds’ new sub-adviser effective as of August 1, 2016 pursuant to interim sub-advisory agreements. With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that portfolio repositioning in connection with the transition to NWQ would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their expense caps and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or an affiliate will reimburse all of the Reorganization expenses charged to the Funds, therefore the pro forma financial information has not been adjusted to reflect the costs of the Reorganizations as discussed in Note 4. Additionally, pro forma information for the Acquiring Fund, the Target Funds, and the pro forma combined Fund has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. The tables below show the number of shares of each class that shareholders of each Target Fund would have received had the Reorganization of their respective Fund occurred at the end of the 12-month period indicated in Note 1.

All-Cap Fund Share Class	Nuveen NWQ Global Equity Income Fund Share Class	Nuveen NWQ Global Equity Income Fund Shares Issued
Class A	Class A	1,040,693
Class C	Class C	968,568
Class R3	Class R3	15,600
Class I	Class I	1,109,527

Value Fund Share Class	Nuveen NWQ Global Equity Income Fund Share Class	Nuveen NWQ Global Equity Income Fund Shares Issued
Class A	Class A	3,062,303
Class C	Class C	2,789,756
Class R3	Class R3	86,724
Class I	Class I	4,017,140

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
All-Cap Fund	$77,090,195	June 30, 2016

Value Fund	$260,332,281	June 30, 2016

Nuveen NWQ Global Equity Income Fund (Acquiring Fund)	$51,828,449	June 30, 2016

Combined Fund Pro Forma (All-Cap Fund into Nuveen NWQ Global Equity Income Fund)	$128,487,970	June 30, 2016

Combined Fund Pro Forma (Value Fund into Nuveen NWQ Global Equity Income Fund)	$295,344,250	June 30, 2016

Combined Fund Pro Forma (All-Cap Fund and Value Fund into Nuveen NWQ Global Equity Income Fund)	$372,003,771	June 30, 2016

Note 3—Pro Forma Expense Adjustments

If only the All-Cap Fund Reorganization had occurred:

The following assumes shareholders of the All-Cap Fund approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the Value Fund do not approve the Reorganization of their Fund into the Acquiring Fund. The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the All-Cap Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$43,502	0.03%
Custodian fees(2)	(83,370)	(0.06%)
Professional fees(2)	(28,705)	(0.02%)
Shareholder reporting expenses(2)	(10,212)	(0.01%)
Other(2)	(6,749)	(0.01%)

Total Pro Forma Net Expense Adjustment	$(85,534)	(0.07%)

(1)	Reflects the decrease in expense reimbursement payments the Adviser would have made. Fee waivers and/or expense reimbursements of the All-Cap Fund, Acquiring Fund and the Pro Forma Combined Fund reflect the expense caps that went into effect on June 1, 2016.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If only the Value Fund Reorganization had occurred:

The following assumes shareholders of the Value Fund approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the All-Cap Fund do not approve the Reorganization of their Fund into the Acquiring Fund. The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Value Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$(38,017)	(0.01)%
Custodian fees(2)	(30,089)	(0.01)%
Professional fees(2)	(19,274)	(0.01)%
Shareholder reporting expenses(2)	(17,864)	(0.01)%
Other(2)	(7,010)	(0.00)%	(4)
Management fees(3)	(4,720)	(0.00)%	(4)

Total Pro Forma Net Expense Adjustment	$(116,974)	(0.04)%

(1)	Reflects the increase in expense reimbursement payments the Adviser would have made. Fee waivers and/or expense reimbursements of the Value Fund, Acquiring Fund and the Pro Forma Combined Fund reflect the expense caps that went into effect on June 1, 2016.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined Fund’s average net assets. Management fees of the Acquiring Fund, the Value Fund, and the Pro Forma Combined Fund reflect the fee schedules that went into effect on June 1, 2016.
(4)	Rounds to less than (0.01%).

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If both Reorganizations had occurred:

The following assumes shareholders of each Target Fund approve the Reorganization of their respective Fund into the Acquiring Fund. The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$24,243	0.01%
Custodian fees(2)	(103,618)	(0.03%)
Professional fees(2)	(48,545)	(0.01%)
Shareholder reporting expenses(2)	(32,350)	(0.01%)
Management fees(3)	(28,479)	(0.01%)
Other(2)	(13,758)	(0.00	%)(4)

Total Pro Forma Net Expense Adjustment	$(202,507)	(0.05%)

(1)	Reflects the decrease in expense reimbursement payments the Adviser would have made. Fee waivers and/or expense reimbursements of the Target Funds, Acquiring Fund and the Pro Forma Combined Fund reflect the expense caps that went into effect on June 1, 2016.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined Fund’s average net assets. Management fees of the Acquiring Fund, the Target Funds, and the Pro Forma Combined Fund reflect the fee schedules that went into effect on June 1, 2016.
(4)	Rounds to less than (0.01%).

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4—Reorganization Costs

If only the All-Cap Fund Reorganization had occurred:

The following assumes shareholders of the All-Cap Fund approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the Value Fund do not approve the Reorganization of their Fund into the Acquiring Fund. It is estimated that expenses for the Reorganization will be approximately $90,000. The All-Cap Fund is expected to be charged an estimated $80,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the All-Cap Fund in carrying out its obligations under its Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization to be borne by the All-Cap Fund. The All-Cap Fund is expected to recover its cost of the Reorganization within the first year following the Reorganization, assuming that annual cost savings occur at the levels shown above. To the extent that such Reorganization expenses otherwise exceed the anticipated cost savings for the All-Cap Fund, the Adviser will pay such expenses. Based on current expense levels, it is anticipated that the All-Cap Fund’s expenses will exceed its expense cap and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the All-Cap Fund, therefore the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Reorganization to be borne by the All-Cap Fund. The Acquiring Fund is not estimated to experience any cost savings in the first year following the Reorganization due to the Reorganization and therefore is not expected to be allocated any costs associated with the Reorganization. The Adviser or an affiliate will bear 100% of the costs and expenses with respect to the Reorganization if such Reorganization is not consummated. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of July 31, 2016, the Acquiring Fund (i) would not have been required to dispose of securities of the All-Cap Fund in order to meet the Acquiring Fund’s investment policies and restrictions, and (ii) would not have sold any material portion (i.e., more than 5% of Fund net assets) of the securities in the All-Cap Fund’s portfolio solely as a result of the Reorganization.

If only the Value Fund Reorganization had occurred:

The following assumes shareholders of the Value Fund approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the All-Cap Fund do not approve the Reorganization of their Fund into the Acquiring Fund. It is estimated that expenses for the Reorganization will be approximately $250,000. The Value Fund is expected to be charged an estimated $110,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Value Fund in carrying out its obligations under its Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization to be borne by the Value Fund. The Value Fund is expected to recover its cost of the Reorganization within the first year following the Reorganization, assuming that annual cost savings occur at the levels shown above. To the extent that such Reorganization expenses otherwise exceed the anticipated cost savings for the Value Fund, the Adviser or an affiliate will pay such expenses. Based on current expense levels, it is anticipated that the Value Fund’s expenses will exceed its expense cap and the Adviser will reimburse all of the Reorganization expenses charged to the Value Fund, therefore the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Reorganization to be borne by the Value Fund. The Acquiring Fund is not estimated to experience any cost savings in the first year following the Reorganization due to the Reorganization and therefore is not expected to be allocated any costs associated with the Reorganization. The Adviser or an affiliate will bear 100% of the costs and expenses with respect to the Reorganization if such Reorganization is not consummated. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

Based on each Fund’s portfolio holdings as of July 31, 2016 and after taking into account the Value Fund’s estimated portfolio repositioning in connection with (i) the sub-adviser change effective August 1, 2016, and (ii) the removal of the Value Fund’s limitation on investments in non-U.S. equity securities (which is contingent upon shareholder approval of the Value Fund Reorganization), the Acquiring Fund would not have been required to dispose of any additional material portion of the Value Fund’s portfolio securities in order for the Acquiring Fund to meet its investment policies and restrictions.

If both Reorganizations had occurred:

The following assumes shareholders of each Target Fund approve the Reorganization of their respective Fund into the Acquiring Fund. The costs of both Reorganizations are estimated to be approximately $340,000. The All-Cap Fund is expected to be charged an estimated $80,000 in Reorganization costs and the Value Fund is expected to be charged an estimated $110,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of each respective Target Fund in carrying out its obligations under its Plan, and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization to be borne by the Fund. To the extent that payment of these costs would cause a Target Fund to exceed its operating expense cap, the Adviser will reimburse the Fund as necessary so that the Fund operates within its cap. Each Fund is expected to recover its respective cost of the Reorganizations within the first year following the Reorganizations, assuming that annual cost savings occur at the levels shown above. To the extent that such Reorganization expenses otherwise exceed the anticipated cost savings for the Funds, the Adviser or an affiliate will pay such expenses. Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their expense caps and the Adviser or an affiliate will reimburse all of the Reorganization expenses charged to the Target Funds, therefore the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Reorganizations to be borne by the Funds. The Acquiring Fund is not estimated to experience any cost savings in the first year following the Reorganizations due to the Reorganizations and therefore is not expected to be allocated any costs associated with the Reorganizations. The Adviser or an affiliate will bear 100% of the costs and expenses with respect to a Reorganization if such Reorganization is not consummated. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of July 31, 2016, the Acquiring Fund (i) would not have been required to dispose of securities of the All-Cap Fund in order to meet the Acquiring Fund’s investment policies and restrictions, and (ii) would not have sold any material portion (i.e., more than 5% of Fund net assets) of the securities in the All-Cap Fund’s portfolio solely as a result of the Reorganization.

Based on each Fund’s portfolio holdings as of July 31, 2016 and after taking into account the Value Fund’s estimated portfolio repositioning in connection with (i) the sub-adviser change effective August 1, 2016, and (ii) the removal of the Value Fund’s limitation on investments in non-U.S. equity securities (which is contingent upon shareholder approval of the Value Fund Reorganization), the Acquiring Fund would not have been required to dispose of any additional material portion of the Value Fund’s portfolio securities in order for the Acquiring Fund to meet its investment policies and restrictions.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of June 30, 2016, the All-Cap Fund had unused capital loss carryforwards of $189,651,497 available for federal income tax purposes to be applied against future capital gains, which are not subject to expiration. The Value Fund and the Acquiring Fund did not have any unused capital loss carry forwards as of June 30, 2016.

II. Pro Forma Financial Information (Unaudited)—Reorganizations and Merger

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations and the Merger had been consummated. The closing of each Reorganization is subject to the satisfaction or waiver of customary closing conditions, including that shareholders of the applicable Target Fund must approve the applicable Reorganization. If a Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of that Target

Fund’s Reorganization will not occur. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of the Merger Target Fund must approve the Merger. If the Merger Target Fund does not obtain the requisite approval or other closing conditions are not satisfied or waived, the closing of the Merger will not occur. The closings of each Reorganization and the Merger are not contingent upon each other. There is no assurance that either Reorganization or the Merger will be consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds, the Merger Target Fund and the Acquiring Fund as of June 30, 2016. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds, the Merger Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations and the Merger

Note 1—Reorganizations and Merger

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of each Target Fund into the Acquiring Fund pursuant to each applicable Agreement and Plan of Reorganization (the “Plan”) and the proposed merger of the Merger Target Fund into the Acquiring Fund pursuant to the Agreement and Plan of Merger governing the Merger as of the beginning of the period indicated in the table below.

Fund to be Acquired	Acquiring Fund	12-Month Period Ended
All-Cap Fund (Target Fund)	Nuveen NWQ Global Equity Income Fund	June 30, 2016

Value Fund (Target Fund)	Nuveen NWQ Global Equity Income Fund	June 30, 2016

Nuveen Global Equity Income Fund (Merger Target Fund)	Nuveen NWQ Global Equity Income Fund	June 30, 2016

Note 2—Basis of Pro Forma

The Reorganizations and the Merger will be accounted for as tax-free reorganizations for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of either Reorganization or the Merger. Each Target Fund is a series of a registered open-end management investment company. The Merger Target Fund is a registered closed-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company. Each Reorganization will be accomplished by the acquisition of all the assets and the assumption of all the liabilities of the applicable Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by the distribution of such shares to the applicable Target Fund’s shareholders in complete liquidation of such Target Fund. The Merger will be accomplished pursuant to the Agreement and Plan of Merger under which the Merger Target Fund will be merged into a wholly-owned subsidiary of the Acquiring Fund. By operation of state law, all of the assets and liabilities of the Merger Target Fund will become the assets and liabilities of the subsidiary as of the Effective Time (as defined in the Agreement and Plan of Merger) of the Merger. Common shares of the Merger Target Fund will be converted into Class A shares of the Acquiring Fund as of the Effective Time. The pro forma financial information has been adjusted to reflect the assumption that prior to their respective Reorganizations the All-Cap Fund and the Value Fund distribute undistributed net investment income of $430,674 and $3,756,082, respectively, and the Value Fund distributes accumulated net realized gains of $13,060,398. The pro forma financial information has also been adjusted to reflect the Merger costs discussed in Note 4 and reflects an estimated reduction in the assets of the Merger Target Fund as of June 30, 2016 of $136,095,857 as a result of potential redemptions following the Merger.

NWQ was appointed as the Target Funds’ new sub-adviser effective as of August 1, 2016 pursuant to interim sub-advisory agreements. With respect to the All-Cap Fund, in connection with the transition to NWQ it is estimated that approximately 81.55% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. It is estimated that portfolio repositioning in connection with the transition to NWQ would have resulted in brokerage commissions or other transaction costs of approximately $143,924 for the All-Cap Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the All-Cap Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales are not expected to result in increased distributions of net capital gain or net investment income due to the All-Cap Fund’s available capital loss carryforwards.

With respect to the Value Fund, in connection with the transition to NWQ it is estimated that approximately 75.6% of the Fund’s investment portfolio as of July 31, 2016 will be sold. Such portfolio repositioning commenced August 1, 2016 in connection with the appointment of NWQ as sub-adviser and is not contingent on shareholder approval or completion of the Fund’s Reorganization. If shareholders of the Value Fund approve the Reorganization, the Board has approved the elimination of the Fund’s policy of investing no more than 35% of the Fund’s net assets in non-U.S. securities. Following that change, the Target Fund expects to increase its allocation to non-U.S. securities by approximately 5-7% from cash and sales of securities constituting approximately 1.1% of the Fund’s portfolio as of July 31, 2016. It is estimated that portfolio repositioning in connection with the transition to NWQ and the investment policy change would have resulted in brokerage commissions or other transaction costs of approximately $304,784 for the Value Fund, based on average commission rates charged by transition managers, if such sales occurred on August 1, 2016. These transaction costs represent expenses of the Value Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales in connection with the transition to NWQ and the elimination of the Value Fund’s investment limitation in non-U.S. securities may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 1, 2016, the sales would have resulted in increased distributions of net capital gain or net investment income of approximately $1.1013 per share.

Based on current expense levels, it is anticipated that the Target Funds’ expenses will exceed their expense caps and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or an affiliate will reimburse all of the Reorganization expenses charged to the Target Funds. Therefore the pro forma financial information has not been adjusted to reflect the costs of the Reorganizations as discussed in Note 4. Additionally, information for the Acquiring Fund and the Target Funds and for the Combined Fund Pro Forma has been adjusted to reflect the management fee schedule and fee waivers and/or expense reimbursements that went into effect on June 1, 2016. The tables below show the number of shares of each class that shareholders of each Target Fund and the Merger Target Fund would have received had the Reorganizations and Merger occurred on June 30, 2016.

All-Cap Fund Share Class	Nuveen NWQ Global Equity Income Fund Share Class	Nuveen NWQ Global Equity Income Fund Shares Issued
Class A	Class A	1,040,693
Class C	Class C	968,568
Class R3	Class R3	15,600
Class I	Class I	1,109,527

Value Fund Share Class	Nuveen NWQ Global Equity Income Fund Share Class	Nuveen NWQ Global Equity Income Fund Shares Issued
Class A	Class A	3,062,303
Class C	Class C	2,789,756
Class R3	Class R3	86,724
Class I	Class I	4,017,140

Merger Target Fund Share Class	Nuveen NWQ Global Equity Income Fund Share Class	Nuveen NWQ Global Equity Income Fund Shares Issued
Common	Class A	3,707,344

In accordance with accounting principles generally accepted in the United States of America, the Reorganizations and the Merger will be accounted for as tax-free reorganizations for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund and the Merger Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
All-Cap Fund	$77,090,195	June 30, 2016
Value Fund	$260,332,281	June 30, 2016
Merger Target Fund(1)	$227,411,428	June 30, 2016
Nuveen NWQ Global Equity Income Fund	$51,828,449	June 30, 2016
Combined Fund Pro Forma	$462,734,342	June 30, 2016

(1)	Before the estimated reduction of $585,000 of Merger costs and $136,095,857 of potential redemptions following the Merger.

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses assuming the Reorganizations and the Merger had taken place on June 30, 2016. The pro forma information has been derived from the books and records used in calculating daily net asset values of each Target Fund, the Merger Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Merger Target Fund in connection with the Merger. Percentages presented below are the increase (decrease) in expenses divided by the net assets of the Combined Fund Pro Forma presented in Note 2. Average Net Assets reflect an estimated reduction in the average net assets of the Merger Target Fund for the 12 months ended June 30, 2016 of $140,377,112 as a result of potential redemptions. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations and the Merger.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$82,291	0.02%
Shareholder servicing agent fees(2)	64,853	0.01%
Management fees(3)	(1,641,741)	(0.35%)
Custodian fees(4)	(197,238)	(0.04%)
Professional fees(4)	(124,089)	(0.03%)
Shareholder reporting expenses(4)	(79,422)	(0.02%)
Investor relations(4)	(62,249)	(0.01%)
Other(4)	(25,862)	(0.01%)
Stock exchange listing fees(4)	(7,901)	(0.00	%)(5)
Trustees fees(4)	(3,818)	(0.00	%)(5)

Total Pro Forma Net Expense Adjustment	$(1,995,176)	(0.43%)

(1)	Reflects a decrease in expense reimbursements. Fee waivers and/or expense reimbursements of the Target Funds, Acquiring Fund and the Combined Fund Pro Forma reflect the expense caps that went into effect on June 1, 2016.
(2)	Reflects the expected increase in expenses due to the creation of new shareholder accounts.
(3)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations and the Merger to the Combined Fund Pro Forma’s average net assets. Management fees of the Acquiring Fund and the Combined Fund Pro Forma reflect the Acquiring Fund fee schedule that went into effect on June 1, 2016. The Combined Fund Pro Forma’s average net assets reflect an estimated reduction in the average net assets of the Merger Target Fund for the 12 months ended June 30, 2016 of $140,377,112 as a result of potential redemptions following the Merger.
(4)	Reflects the anticipated reduction of certain duplicative expenses or expenses no longer incurred as a result of the Merger.
(5)	Rounds to less than -0.01%.

No significant accounting policies will change as a result of the Merger or the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger or the Reorganizations.

Note 4—Costs of the Reorganizations and Merger

The costs of the Reorganizations are estimated to be approximately $340,000. However, because expenses of the Target Funds are expected to exceed their expense caps, it is anticipated that Nuveen Fund Advisors or an affiliate will reimburse all Reorganization costs that would otherwise be charged to the Target Funds, whether or not the Reorganizations are consummated. In addition, the Acquiring Fund is not expected to experience any cost savings due to the Reorganizations and thus is not expected to be allocated any Reorganization costs. Therefore, the pro forma financial information included in Note 2 has not been adjusted for any costs related to the Reorganizations. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of July 31, 2016, the Acquiring Fund (i) would not have been required to dispose of any material portion of the securities of the All-Cap Fund (i.e., less than 5%) in order to meet the Acquiring Fund’s investment policies and restrictions, and (ii) would not have sold any material portion (i.e., more than 5% of Fund net assets) of the securities in the All-Cap Fund’s portfolio solely as a result of the Reorganization.

Based on each Fund’s portfolio holdings as of July 31, 2016 and after taking into account the Value Fund’s estimated portfolio repositioning in connection with (i) the sub-adviser change effective August 1, 2016, and (ii) the removal of the Value Fund’s limitation on investments in non-U.S. equity securities (which is contingent upon shareholder approval of the Value Fund Reorganization), the Acquiring Fund would not have been required to dispose of any additional material portion of the Value Fund’s portfolio securities in order for the Acquiring Fund to meet its investment policies and restrictions.

The Merger costs (whether or not the Merger is consummated) will be borne by the Merger Target Fund and are estimated to be $585,000. These costs represent the estimated nonrecurring expenses of the Merger Target Fund in carrying out its obligations under the Agreement and Plan of Merger and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Merger to be borne by the Merger Target Fund. The Acquiring Fund will not be charged any expenses in connection with the Merger. The pro forma financial information included in Note 2 has been adjusted for costs related to the Merger to be borne by the Merger Target Fund. Merger costs do not include any commissions that would be incurred due to portfolio realignment.

If the Merger had occurred as of July 31, 2016, the Acquiring Fund (i) would not have been required to dispose of securities of the Merger Target Fund in order to meet the Acquiring Fund’s investment policies and restrictions, and (ii) would not have sold any material portion (i.e., more than 5% of the Merger Target Fund’s assets) of the securities in the Merger Target Fund’s portfolio solely as a result of the Merger.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of June 30, 2016, the All-Cap Fund had $189,651,497 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, and the Merger Target Fund had $43,056,751 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. For both Funds, the capital losses are not subject to expiration. The Value Fund and the Acquiring Fund did not have any unused capital loss carry forwards as of June 30, 2016.

NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED AUGUST 12, 2016

TO PROSPECTUSES

Nuveen Investment Trust	Nuveen Investment Trust V
Prospectuses dated October 30, 2015	Prospectus dated January 29, 2016, as
Prospectus dated December 31, 2015	supplemented March 18, 2016
Prospectuses dated June 30, 2016	Prospectuses dated June 30, 2016
Prospectus dated July 8, 2016
Nuveen Investment Funds, Inc.
Nuveen Investment Trust II	Prospectus dated October 30, 2015
Prospectus dated September 28, 2015	Prospectus dated January 29, 2016
Prospectus dated October 30, 2015	Prospectus dated February 29, 2016
Prospectuses dated November 30, 2015	Prospectus dated April 29, 2016
Prospectus dated November 30, 2015, as	Prospectuses dated June 30, 2016
supplemented August 1, 2016
Prospectus dated December 31, 2015	Nuveen Strategy Funds, Inc.
Prospectus dated January 29, 2016	Prospectus dated December 31, 2015
Prospectuses dated June 30, 2016

Nuveen Investment Trust III
Prospectus dated October 30, 2015
Prospectus dated January 29, 2016
Prospectus dated June 30, 2016

The following risk is added to the section entitled “How We Manage Your Money—What the Risks Are—Non-Principal Risks”:

Global economic risk: Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. An example is the June 2016 United Kingdom referendum to leave the European Union (“EU”), which resulted in depreciation in the value of the British pound, short term declines in the stock markets and ongoing economic and political uncertainty. The United Kingdom’s withdrawal from the EU may take an extended period, and there is considerable uncertainty about the potential trade, economic and market consequences of the exit. Other countries may also depart the EU, voluntarily or otherwise. The negative impact of the United Kingdom’s departure from the EU, as well as any future departures by other countries, could be significant, not only to the United Kingdom and European economies, but also to the broader global economy. Such departures could potentially result in increased market volatility and illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could negatively impact the value of a fund’s investments. Similarly, major economic or political disruptions outside of Europe, particularly in large economies like China’s, may have global negative economic and market repercussions.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-EQTYP-0816P

Mutual Funds

Prospectus

July 8, 2016

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen NWQ Global Equity Fund	NGEAX	NGECX	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	NQGIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen NWQ Global Equity Fund

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 23 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 25 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[3]	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	9.55%	9.46%	9.31%
Total Annual Fund Operating Expenses	10.51%	11.17%	10.02%
Fee Waivers and/or Expense Reimbursements[3,4]	(9.40)%	(9.31)%	(9.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%	1.86%	0.86%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees, Other Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$682	$189	$88	$682	$189	$88
3 Years	$2,441	$2,162	$1,876	$2,441	$2,162	$1,876
5 Years	$4,222	$4,114	$3,708	$4,222	$4,114	$3,708
10 Years	$7,884	$8,034	$7,543	$7,884	$8,034	$7,543

2

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets.

The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s sub-adviser employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the

Section 1    Fund Summaries

3

market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the Fund’s performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2016 was -2.06%. The performance of the other share classes will differ due to their different expense structures.

During the one-year period ended December 31, 2015, the Fund’s highest and lowest quarterly returns were 5.12% and -9.68%, respectively, for the quarters ended March 31, 2015 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2015
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	4/1/14	(5.77)%	(2.56)%
Class A (return after taxes on distributions)		(5.97)%	(2.78)%
Class A (return after taxes on distributions and sale of Fund shares)		(3.10)%	(1.94)%
Class C (return before taxes)	4/1/14	(0.79)%	0.02%
Class I (return before taxes)	4/1/14	0.29%	1.05%
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)		(0.87)%	1.21%
Lipper Global Multi-Cap Value Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(4.12)%	(2.33)%
1	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
2	Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Category.

4

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

NWQ Investment Management Company, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregg S. Tenser, CFA	Managing Director, Portfolio Manager and Equity Analyst	April 2014
James T. Stephenson, CFA	Managing Director, Portfolio Manager and Equity Analyst	January 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen NWQ Global Equity Income Fund

Investment Objective

The investment objective of the Fund is to provide high current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 23 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 25 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees[3]	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[3]	5.93%	5.68%	5.66%	5.73%
Total Annual Fund Operating Expenses	6.89%	7.39%	6.87%	6.44%
Fee Waivers and/or Expense Reimbursements[3,4]	(5.78)%	(5.53)%	(5.51)%	(5.58)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%	1.86%	1.36%	0.86%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees, Other Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$682	$189	$138	$88	$682	$189	$138	$88
3 Years	$1,882	$1,554	$1,411	$1,281	$1,882	$1,554	$1,411	$1,281
5 Years	$3,175	$2,992	$2,775	$2,584	$3,175	$2,992	$2,775	$2,584
10 Years	$6,200	$6,296	$5,970	$5,679	$6,200	$6,296	$5,970	$5,679

6

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2015, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, including common stock and preferred securities, certain debt securities convertible into common stock or preferred securities, and other securities with equity characteristics.

Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below-investment-grade debt securities, commonly referred to as “high yield” securities or “junk” bonds.

The Fund may write covered call options in order to generate additional income.

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. securities and will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s sub-adviser employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst, or if a company suspends or is projected to suspend its dividend or interest payments.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Bond Market Liquidity Risk—Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

Convertible Security Risk—The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Covered Call Risk—Covered call risk is the risk that the Fund, as a writer of covered call options, will forgo during an option’s life the opportunity to profit from increases in the market value of the security covering the call option.

Credit Risk—Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a

Section 1    Fund Summaries

7

greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Preferred Security Risk—Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation Risk—The debt securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation

8

Section 1    Fund Summaries

methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to December 13, 2013 reflects the Fund’s performance using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2016 was -0.71%. The performance of the other share classes will differ due to their different expense structures.

During the six-year period ended December 31, 2015, the Fund’s highest and lowest quarterly returns were 11.96% and
-16.52%, respectively, for the quarters ended March 31, 2012 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2015
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	9/15/09	(5.25)%	6.75%	8.49%
Class A (return after taxes on distributions)		(5.92)%	5.47%	7.18%
Class A (return after taxes on distributions and sale of Fund shares)		(2.42)%	5.17%	6.57%
Class C (return before taxes)	9/15/09	(0.24)%	7.21%	8.69%
Class R3 (return before taxes)	9/15/09	0.27%	7.74%	9.24%
Class I (return before taxes)	9/15/09	0.79%	8.29%	9.79%
MSCI World Index[1] (reflects no deduction for fees, expenses or taxes)		(0.87)%	7.59%	8.69%
Lipper Global Equity Income Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(3.48)%	5.62%	6.98%
1	A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets.
2	Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Category.

Section 1    Fund Summaries

9

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

NWQ Investment Management Company, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
James T. Stephenson, CFA	Managing Director, Portfolio Manager and Equity Analyst	March 2012
Thomas J. Ray, CFA	Managing Director, Head of Fixed Income and Portfolio Manager	January 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

10

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2016, TGAM managed approximately $861.4 billion in assets, of which approximately $229.7 billion was managed by Nuveen Fund Advisors and other subsidiaries of Nuveen Investments.

Nuveen Fund Advisors has selected its affiliate, NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, to serve as sub-adviser to each Fund. NWQ manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for Nuveen NWQ Global Equity Fund are Gregg S. Tenser and James T. Stephenson. The portfolio managers for Nuveen NWQ Global Equity Income Fund are James T. Stephenson and Thomas J. Ray.

•

Gregg S. Tenser, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2001, Mr. Tenser served as a Portfolio Manager and Equity Analyst at Sturdivant & Company. Prior to that, he was a Vice President, Senior Analyst and Director of Equity Research at Federated Investors. Prior to that, he was a Senior Analyst at First Chicago Investment Management Company.

•

James T. Stephenson, CFA, is a Managing Director, Portfolio Manager and Equity Analyst at NWQ. Prior to joining NWQ in 2006, Mr. Stephenson spent seven years at Bel Air Investment Advisors, LLC, a State Street Global Advisors Company, where he was a Managing Director and Partner. Most recently, Mr. Stephenson was Chairman of the firm’s Equity Policy Committee and the Portfolio Manager for Bel Air’s Large Cap Core and Select strategies. Previous to this, he spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, he was an Equity Analyst at Trust Company of the West.

Section 2    How We Manage Your Money

11

•

Thomas J. Ray, CFA, is a Managing Director, Head of Fixed Income and Portfolio Manager at NWQ. Prior to joining NWQ in 2015, he served as Chief Investment Officer, President and founding member of Inflective Asset Management (“Inflective”), a boutique investment firm specializing in convertible securities, from 2001 until 2011. From 2011 until joining NWQ in 2015, Mr. Ray was a private investor. Prior to founding Inflective, Mr. Ray served as portfolio manager at Transamerica Investment Management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375%
For the next $250 million	0.5250%
For the next $500 million	0.5125%
For the next $1 billion	0.5000%
For net assets over $2 billion	0.4750%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of a Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of March 31, 2016, the effective complex-level fee for each Fund was 0.1632% of a Fund’s average daily net assets.

For the fiscal year ended June 30, 2015, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of the management fees paid by Nuveen NWQ Global Equity Fund and Nuveen NWQ Global Equity Income Fund.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for each Fund do not exceed 0.90% of the average daily net assets of any class of Fund shares. These expense limitations may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal period ended June 30, 2015.

Nuveen NWQ Global Equity Fund’s investment objective, which is described in the “Fund Summaries” section, may be changed without shareholder

12

Section 2    How We Manage Your Money

approval. If Nuveen NWQ Global Equity Fund’s investment objective changes, you will be notified at least 60 days in advance. Nuveen NWQ Global Equity Income Fund’s investment objective, which is described in the “Fund Summaries” section, may not be changed without shareholder approval.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships (“MLPs”) and real estate investment trusts; depositary receipts; and other securities with equity characteristics. Nuveen NWQ Global Equity Fund may not invest more than 5% of its net assets in MLPs and Nuveen NWQ Global Equity Income Fund may not invest more than 10% of its net assets in MLPs.

Call Options

Nuveen NWQ Global Equity Income Fund may write (e.g., sell) call options on securities in an attempt to generate additional income. A call option enables the purchaser to elect to receive a security from the Fund at a predetermined price and time. The Fund may only sell a call option on a security if the Fund (1) owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of another security held by the Fund or (2) holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets.

Non-U.S. Investments

The Funds invest in securities of non-U.S. issuers. The Funds will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

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The Funds may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies and Other Pooled Investment Vehicles

As a non-principal investment strategy, Nuveen NWQ Global Equity Fund may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). The Fund will not invest in leveraged ETFs.

As a non-principal investment strategy, Nuveen NWQ Global Equity Income Fund may invest in securities of other open-end or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company or other pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company or other pooled investment vehicle. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and

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pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

NWQ seeks to identify undervalued companies with a catalyst to unlock value or improve profitability, such as new management, industry consolidation, corporate restructuring or a turn in company fundamentals. NWQ’s portfolio managers and analysts collaborate closely in a rigorous, bottom-up, research-focused investment process that focuses on financial statement and valuation analysis, qualitative factors and downside protection. The companies identified by the team through this process are often underappreciated or misperceived by Wall Street. NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. NWQ’s flexible income team considers the relative attractiveness of a particular security within a company’s capital structure. In addition to the research provided by NWQ’s equity team, Nuveen NWQ Global Equity Income Fund will also benefit from NWQ’s fixed income team, which will analyze the income potential of a security by focusing on the integrity of the balance sheet and the sustainability of cash flows.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Bond market liquidity risk: Primary dealer inventories of bonds appear to be low relative to the size of the fixed income market. These inventories are a

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core indication of dealers’ capacity to “make a market” in fixed income securities. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which Nuveen NWQ Global Equity Income Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, Nuveen NWQ Global Equity Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Call risk: Debt securities are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Nuveen NWQ Global Equity Income Fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. Nuveen NWQ Global Equity Income Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Covered call risk: Covered call risk is the risk that Nuveen NWQ Global Equity Income Fund will forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as Nuveen NWQ Global Equity Income Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Credit risk: Nuveen NWQ Global Equity Income Fund is subject to the risk that an issuer of a security held by the Fund, or to which the Fund otherwise has exposure, may be unable or unwilling to make dividend, interest and principal payments and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make

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such payments. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of Nuveen NWQ Global Equity Income Fund, and can also affect the security’s liquidity and make it more difficult for the Fund to sell. When Nuveen NWQ Global Equity Income Fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Credit spread risk: Nuveen NWQ Global Equity Income Fund is subject to credit spread risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of a Fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a Fund to the extent it invests in such non-U.S. dollar denominated securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, a Fund’s advisor or sub-advisor, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a Fund’s return or as a

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substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

In addition, when a Fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of a Fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A Fund may also enter into over-the-counter (“OTC”) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.

Equity security risk: Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

High yield securities risk: Nuveen NWQ Global Equity Income Fund may invest in securities that are rated below-investment grade, which are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: Nuveen NWQ Global Equity Income Fund’s income could decline during periods of falling interest rates because the Fund generally may have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. In addition, the Fund’s income could decline when the Fund experiences defaults on debt securities it holds.

Interest rate risk: Fixed-rate securities held by Nuveen NWQ Global Equity Income Fund will fluctuate in value with changes in interest rates. In general, fixed-rate securities will increase in value when interest rates fall and decrease in value when interest rates rise. Nuveen NWQ Global Equity

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Income Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term fixed-rate securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•

Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

•

A Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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•

Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•

Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Preferred security risk: There are special risks associated with investing in preferred securities:

Limited voting rights. Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Payment deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If a Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

Financial services industry. The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

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Tax risk. A Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for a Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Regulatory risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

Smaller company risk: Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Valuation risk: The debt securities in which Nuveen NWQ Global Equity Income Fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Value stock risk: The intrinsic value of a stock with value characteristics in which a Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Non-Principal Risks

Large shareholder transactions risk: A Fund may experience adverse effects when shareholders make large purchases or redemptions of Fund shares. Large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If a Fund has difficulty selling portfolio

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securities in a timely manner to meet a large redemption request, the Fund may have to borrow money to do so. In such an instance, a Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, until a Fund is able to sell securities to meet the redemption request, the Fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Fund’s performance. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Fund’s market exposure. Large shareholder redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Other investment companies and pooled investment vehicles risk: When a Fund invests in other investment companies, including ETFs, and other pooled investment vehicles, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies or pooled investment vehicles. Furthermore, the Fund is exposed to the risks to which the other investment companies or pooled investment vehicles may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the

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lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen NWQ Global Equity Income Fund issues Class R3 shares.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

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Section 3    How You Can Buy and Sell Shares

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).

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•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•

Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans as defined below, except that, in the case of employer-sponsored retirement plans held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•

Employees of Nuveen Investments and its affiliates. Purchases by current and retired employees and directors of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

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Section 3    How You Can Buy and Sell Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or (2) directly from the Funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check

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27

to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

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Section 3    How You Can Buy and Sell Shares

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

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You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

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Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

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If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

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Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Nuveen NWQ Global Equity Fund intends to pay income dividends and any taxable gains annually. Nuveen NWQ Global Equity Income Fund intends to pay income dividends quarterly and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your

Section 4    General Information

33

distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Tax Credits

A regulated investment company with more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year may, for such taxable year, elect to pass the regulated investment company’s non-U.S. tax credits through to its investors.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

34

Section 4    General Information

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection

Section 4    General Information

35

with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

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Section 4    General Information

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors

Section 4    General Information

37

and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the

38

Section 4    General Information

transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

39

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the fiscal year ended June 30, 2015, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information with respect to the six months ended December 31, 2015 is unaudited and is included in the Funds’ semi-annual report, which is available upon request.

Nuveen NWQ Global Equity Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (4/14)
2016(f)	$21.37	$— **	$(1.26)	$(1.26)	$(.09)	$(.09)	$(.18)	$19.93	(5.96)%	$158	1.21	%*	(.01	)%*	28%
2015	20.67	.15	.73	.88	(.12)	(.06)	(.18)	21.37	4.32	109	1.21		.74		42
2014(d)	20.00	.10	.57	.67	—	—	—	20.67	3.35	52	1.22	*	1.98	*	11

Class C (4/14)
2016(f)	21.30	(.09)	(1.26)	(1.35)	—	(.09)	(.09)	19.86	(6.34)	54	1.96	*	(.86	)*	28
2015	20.63	(.03)	.76	.73	—	(.06)	(.06)	21.30	3.55	155	1.96		(.13)		42
2014(d)	20.00	.06	.57	.63	—	—	—	20.63	3.15	52	1.97	*	1.22	*	11

Class I (4/14)
2016(f)	21.39	.02	(1.26)	(1.24)	(.14)	(.09)	(.23)	19.92	(5.81)	1,246	.96	*	.23	*	28
2015	20.68	.19	.75	.94	(.17)	(.06)	(.23)	21.39	4.58	1,171	.96		.94		42
2014(d)	20.00	.11	.57	.68	—	—	—	20.68	3.40	931	.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the six months ended December 31, 2015. (Unaudited)

*	Annualized.

**	Rounds to less than $0.01 per share.

40

Section 5    Financial Highlights

Nuveen NWQ Global Equity Income Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (9/09)
2016(e)	$26.50	$.20	$(.97)	$(.77)	$(.16)	$(.23)	$(.39)	$25.34	(2.89)%	$1,283	1.22	%*	1.50	%*	23%
2015	28.09	.65	(.39)	.26	(.55)	(1.30)	(1.85)	26.50	1.27	918	1.21		2.40		27
2014	24.08	.69	4.60	5.29	(.67)	(.61)	(1.28)	28.09	22.28	351	1.16		2.58		49
2013	20.20	.36	3.92	4.28	(.36)	(.04)	(.40)	24.08	21.33	301	1.12		1.63		44
2012	23.57	.39	(1.40)	(1.01)	(.39)	(1.97)	(2.36)	20.20	(3.57)	253	1.13		1.85		32
2011	19.81	.34	4.61	4.95	(.36)	(.83)	(1.19)	23.57	25.34	295	1.13		1.51		44

Class C (9/09)
2016(e)	26.48	.10	(.97)	(.87)	(.06)	(.23)	(.29)	25.32	(3.27)	395	1.96	*	.74	*	23
2015	28.07	.38	(.32)	.06	(.35)	(1.30)	(1.65)	26.48	.51	413	1.96		1.40		27
2014	24.07	.49	4.59	5.08	(.47)	(.61)	(1.08)	28.07	21.36	351	1.91		1.83		49
2013	20.19	.19	3.92	4.11	(.19)	(.04)	(.23)	24.07	20.45	301	1.87		.88		44
2012	23.56	.23	(1.40)	(1.17)	(.23)	(1.97)	(2.20)	20.19	(4.30)	252	1.88		1.09		32
2011	19.80	.17	4.61	4.78	(.19)	(.83)	(1.02)	23.56	24.43	294	1.88		.76		44

Class R3 (9/09)
2016(e)	26.49	.16	(.96)	(.80)	(.13)	(.23)	(.36)	25.33	(3.02)	317	1.46	*	1.24	*	23
2015	28.09	.50	(.32)	.18	(.48)	(1.30)	(1.78)	26.49	.98	331	1.46		1.84		27
2014	24.08	.63	4.59	5.22	(.60)	(.61)	(1.21)	28.09	21.99	351	1.41		2.37		49
2013	20.20	.31	3.91	4.22	(.30)	(.04)	(.34)	24.08	21.04	301	1.37		1.38		44
2012	23.57	.33	(1.39)	(1.06)	(.34)	(1.97)	(2.31)	20.20	(3.81)	253	1.38		1.59		32
2011	19.80	.29	4.62	4.91	(.31)	(.83)	(1.14)	23.57	25.09	295	1.38		1.26		44

Class I (9/09)
2016(e)	26.51	.23	(.97)	(.74)	(.19)	(.23)	(.42)	25.35	(2.76)	1,940	.97	*	1.77	*	23
2015	28.10	.68	(.35)	.33	(.62)	(1.30)	(1.92)	26.51	1.53	1,059	.96		2.51		27
2014	24.08	.89	4.48	5.37	(.74)	(.61)	(1.35)	28.10	22.63	645	.92		3.31		49
2013	20.21	.42	3.90	4.32	(.41)	(.04)	(.45)	24.08	21.57	301	.87		1.88		44
2012	23.57	.44	(1.39)	(.95)	(.44)	(1.97)	(2.41)	20.21	(3.28)	253	.88		2.10		32
2011	19.81	.40	4.61	5.01	(.42)	(.83)	(1.25)	23.57	25.64	295	.88		1.76		44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the six months ended December 31, 2015. (Unaudited)

*	Annualized.

Section 5    Financial Highlights

41

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Municipal-State (continued)

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

Global Total Return Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

U.S. Infrastructure Bond

Global/International

International Growth

NWQ Global Equity

NWQ Global Equity Income

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Tradewinds Global All-Cap

Global/International (continued)

Tradewinds International Value

Tradewinds Japan

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Tradewinds Value Opportunities

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Core (continued)

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Index

Equity Index

Mid Cap Index

Small Cap Index

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Gresham Long/Short Commodity Strategy

Symphony Dynamic Credit

Symphony Dynamic Equity

Tactical Market Opportunities

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and NWQ. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-NGEQ-0716P

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)        against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)        with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)        in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)        by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)        by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)        such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)        a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures and a $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of the Registrant dated May 6, 1999.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated November 14, 2012.(8)

(1)(c)	Amended Designation of Series, dated July 27, 2016.(12)

(2)	By-Laws of the Registrant, amended and restated as of November 18, 2009.(6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(9)

(6)(b)	Amended Schedules A and B of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 15, 2014.(9)

(6)(c)	Renewal of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated July 28, 2015.(10)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC, dated October 1, 2014.(9)

(6)(e)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and NWQ Investment Management Company, LLC, dated October 15, 2014.(9)

(6)(f)	Notice of Continuation of Investment Sub-Advisory Agreement between the Registrant and NWQ Investment Management Company, LLC, dated July 28, 2015.(10)

(7)(a)	Distribution Agreement between the Registrant and John Nuveen & Co. Incorporated (a/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 1, 1998.(3)

(7)(b)	Dealer Manager Agreement, dated October 22, 1996.(2)

(7)(c)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated June 23, 2004.(4)

(7)(d)	Form of Nuveen Funds Rule 22c-2 Agreement.(5)

(7)(e)	Renewal of Distribution Agreement between the Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 4, 2015.(10)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Registrant et al. and State Street Bank and Trust Company, dated July 15, 2015.(10)

(9)(b)	Appendix A to the Amended and Restated Master Custodian Agreement, dated September 28, 2015.(10)

(10)(a)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2013.(8)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012.(8)

(11)	Opinion and Consent of Counsel, dated August 23, 2016.(12)

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus.(12)

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(7)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated September 25, 2015.(10)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney dated May 25, 2016 and June 24, 2016.(11)

(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of this Registration Statement.

(1)	Filed on May 14, 1996 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(2)	Filed on December 16, 1996 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

(3)	Filed on September 28, 1998 as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(4)	Filed on June 29, 2005 as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(5)	Filed on October 31, 2006 as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(6)	Filed on October 28, 2010 as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(7)	Filed on October 29, 2012 as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(8)	Filed on March 15, 2013 as an exhibit to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(9)	Filed on October 28, 2014 as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(10)	Filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(11)	Filed on July 15, 2016 as an exhibit to the Registrant’s Registration Statement on Form N-14 (File No. 333-212543) and incorporated by reference herein.
(12)	Filed on August 24, 2016 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 (File No. 333-212543) and incorporated by reference herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago, the State of Illinois, on the 20th day of September, 2016.

NUVEEN INVESTMENT TRUST

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy	Vice President and Controller		September 20, 2016
Stephen D. Foy	(principal financial and accounting officer)

/s/ Gifford R. Zimmerman	Chief Administrative Officer		September 20, 2016
Gifford R. Zimmerman	(principal executive officer)

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)
		)	By: /s/ Kathleen L. Prudhomme
William C. Hunter*	Trustee	)	Kathleen L. Prudhomme
		)	Attorney-in-Fact
David J. Kundert*	Trustee	)	September 20, 2016
)
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(14)	Consent of Independent Auditor.